                                                                    Exhibit 99.4
JULY 18, 2003                                                   JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
--------------------------------------------------------------------------------


                         -----------------------------


                                  $947,660,000
                                  (Approximate)


             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-CIBC6


                         -----------------------------



                               JPMORGAN CHASE BANK
                                    CIBC INC.
                               ABN AMRO BANK N.V.
                        LASALLE BANK NATIONAL ASSOCIATION
                              Mortgage Loan Sellers



JPMORGAN                                                      CIBC WORLD MARKETS

                              ABN AMRO INCORPORATED

CITIGROUP                                                     MERRILL LYNCH & CO

The analyses in this report are based upon information provided by JPMorgan Chase Bank, CIBC Inc., ABN AMRO Bank N.V. and LaSalle Bank National Association (the "Sellers"). J.P. Morgan Securities Inc., CIBC World Markets Corp., ABN AMRO Incorporated, Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                  KEY FEATURES
--------------------------------------------------------------------------------

CO-LEAD MANAGERS:           J.P. Morgan Securities Inc. (Sole Bookrunner)
                            CIBC World Markets Corp.

CO-MANAGER:                 ABN AMRO Incorporated
                            Citigroup Global Markets Inc.
                            Merrill Lynch, Pierce, Fenner & Smith Incorporated

MORTGAGE LOAN SELLERS:      JPMorgan Chase Bank (60.3%)
                            CIBC Inc.  (29.7%)
                            ABN AMRO Bank N.V. (5.9%)
                            LaSalle Bank National Association (4.1%)

MASTER SERVICER:            Wachovia Bank, National Association

SPECIAL SERVICER:           ARCap Servicing, Inc.

TRUSTEE:                    Wells Fargo Bank Minnesota, N.A.

PAYING AGENT:               LaSalle Bank National Association

RATING AGENCIES:            Moody's Investors Service, Inc.
                            Fitch Ratings

PRICING DATE:               On or about July 29, 2003

CLOSING DATE:               On or about August 11, 2003

CUT-OFF DATE:               August 2003

DISTRIBUTION DATE:          12th of each month, or if the 12th day is not a
                            business day, on the next succeeding business day, beginning in September 2003

PAYMENT DELAY:              11 days

TAX STATUS:                 REMIC

ERISA CONSIDERATION:        Class A-1, A-2, B, C & D

OPTIONAL TERMINATION:       1.0% (Clean-up Call)

MINIMUM DENOMINATIONS:      $10,000 ($100,000 for Class X-1& X-2 certificates)

SETTLEMENT TERMS:           DTC, Euroclear and Clearstream Banking

--------------------------------------------------------------------------------
                           COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

INITIAL POOL BALANCE (IPB):                                 $1,042,817,449


NUMBER OF MORTGAGED LOANS:                                             128

NUMBER OF MORTGAGED PROPERTIES:                                        143

AVERAGE CUT-OFF BALANCE PER LOAN:                              $ 8,147,011

AVERAGE CUT-OFF BALANCE PER PROPERTY:                           $7,292,430

WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                       5.5998%

WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR(1):                          1.64x

WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):                   70.6%

WEIGHTED AVERAGE MATURITY DATE LTV(2):                               54.4%

WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):                  126

WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(3):               339

WEIGHTED AVERAGE SEASONING (MONTHS):                                     3

10 LARGEST LOANS AS % OF IPB:                                        35.0%

% OF LOANS WITH ADDITIONAL DEBT:                                      4.8%

% OF LOANS WITH SINGLE TENANTS:                                      14.5%

(1) Excludes the 1 mortgage loan, representing approximately 0.3% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off date that is a credit tenant lease (CTL) loan.

(2)  Excludes fully amortizing mortgage loans.

(3)  Excludes loans that are interest only for the entire term.

                                     2 of 61

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                        APPROXIMATE SECURITIES STRUCTURE
--------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
------------------------

-----------------------------------------------------------------------------------------------------------------
                EXPECTED                                 CREDIT            EXPECTED
                RATINGS           APPROXIMATE FACE   SUPPORT (% OF       WEIGHTED AVG.         EXPECTED PAYMENT
 CLASS      (MOODY'S/FITCH)            AMOUNT         BALANCE)(1)         LIFE (YEARS)              WINDOW
-----------------------------------------------------------------------------------------------------------------
A-1             Aaa/AAA            $217,100,000         16.375%               5.70                09/03-12/12

A-2             Aaa/AAA            $654,956,000         16.375%               9.78                12/12-08/13

B                Aa2/AA             $31,284,000         13.375%              10.00                08/13-08/13

C                 A2/A              $32,588,000         10.250%              10.00                08/13-08/13

D                A3/A-              $11,732,000          9.125%              10.00                08/13-08/13
-----------------------------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES
-------------------------

-----------------------------------------------------------------------------------------------------------------
                EXPECTED                                                   EXPECTED
                RATINGS           APPROXIMATE FACE   CREDIT SUPPORT      WEIGHTED AVG.       EXPECTED PAYMENT
 CLASS      (MOODY'S/FITCH)           AMOUNT         (% OF BALANCE)      LIFE (YEARS)             WINDOW
-----------------------------------------------------------------------------------------------------------------
X-1             Aaa/AAA          $1,042,817,449(2)          N/A               N/A                 N/A

X-2             Aaa/AAA            $988,823,000(2)          N/A               N/A                 N/A

E              Baa1/BBB+            $14,339,000          7.750%               N/A                 N/A

F               Baa2/BBB            $10,428,000          6.750%               N/A                 N/A

G              Baa3/BBB-            $13,035,000          5.500%               N/A                 N/A

H               Ba1/BB+             $15,642,000          4.000%               N/A                 N/A

J                Ba2/BB              $5,214,000          3.500%               N/A                 N/A

K               Ba3/BB-              $7,821,000          2.750%               N/A                 N/A

L                B1/B+               $5,215,000          2.250%               N/A                 N/A

M                 B2/B               $3,910,000          1.875%               N/A                 N/A

N                B3/B-               $1,304,000          1.750%               N/A                 N/A

NR               NR/NR              $18,249,449             N/A               N/A                 N/A

AC-1            Baa1/NR              $1,997,760             N/A               N/A                 N/A

AC-2            Baa2/NR              $2,996,640             N/A               N/A                 N/A

AC-3            Baa3/NR              $2,996,640             N/A               N/A                 N/A

BM-1             Aa3/NR              $4,000,000             N/A               N/A                 N/A

BM-2             A2/NR               $6,500,000             N/A               N/A                 N/A

BM-3             A3/NR               $4,500,000             N/A               N/A                 N/A
-----------------------------------------------------------------------------------------------------------------

(1) The credit support percentages set forth for Class A-1 and Class A-2 certificates are represented in the aggregate. The credit support percentages do not include the Class AC-1, Class AC-2, Class AC-3, Class BM-1, Class BM-2 and Class BM-3 certificates.

(2)  Notional Amount

                                     3 of 61

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
o Interest payments will be pro-rata to the Class A-1, A-2 (the foregoing classes, together, the "Class A Certificates"), X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and Class X-2 Certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N and NR Certificates.

o The pass-through rate for the Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N and NR Certificates will be either a fixed rate or a rate based on the weighted average of the remittance rates on the mortgage loans. In the aggregate, the Class X-1 and X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates.

o  All Classes offered will accrue interest on a 30/360 basis.

o Principal payments will be paid sequentially to the Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N and NR Certificates, until each Class is retired. The Class X-1 and X-2 Certificates do not have a class principal balance and are therefore not entitled to any principal distributions.

o Losses will be borne by the Classes (other than the Class X-1 and X-2 Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A-1 and A-2 Certificates.

o If the principal balance of the mortgage pool is less than or equal to the aggregate class principal balance of the Class A-1 and Class A-2 Certificates, principal distributions will be allocated pro-rata to the Class A-1 and A-2 Certificates.

o Yield maintenance charges calculated by reference to a U.S. Treasury rate to the extent received will be allocated first to the offered Certificates and the Class E, F and G Certificates, according to a specified formula, with any remaining amount payable to the Class X-1 Certificates. For the amount payable to any interest-bearing Class, the formula is as follows:


            Principal Paid to Class (Pass-Through Rate on Class - Discount Rate) YM Charge x ----------------------- x ------------------------------------------
             Total Principal Paid      (Mortgage Rate on Loan - Discount Rate)


o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such adjustment is determined, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.

--------------------------------------------------------------------------------

                                     4 of 61

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                            NUMBER OF         CUT-OFF DATE
          STATE            PROPERTIES          BALANCE           % OF IPB         WA LTV           WA UW DSCR
----------------------------------------------------------------------------------------------------------------
CALIFORNIA                      30           $152,624,381           14.6%          72.5%            1.50x

   Northern California           7             39,068,712           3.7            69.9             1.54x

   Southern California          23            113,555,669          10.9            73.4             1.49x

NEW YORK                         9            103,442,075           9.9            71.5             1.82x

GEORGIA                          5             96,563,469           9.3            61.6             2.13x

MISSOURI                         1             85,000,000           8.2            48.9             2.44x

NEW JERSEY                       9             66,257,462           6.4            73.8             1.46x

PENNSYLVANIA                     6             60,798,558           5.8            78.5             1.39x

TEXAS                           16             58,777,077           5.6            73.8             1.45x

LESS THAN 5%                    67            419,354,428          40.2            74.2             1.44x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE         143          1,042,817,449          100.0%          70.6%            1.63x
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                            NUMBER OF     CUT-OFF
     PROPERTY TYPE     SUB PROPERTY TYPE   PROPERTIES   DATE BALANCE   % OF IPB     WA LTV        WA UW DSCR
----------------------------------------------------------------------------------------------------------------
RETAIL                 ANCHORED                34      $291,413,182      27.9%        73.8%          1.46x

                       REGIONAL MALL            1       $85,000,000       8.2%        48.9%          2.44x

                       UNANCHORED              23       $72,817,964       7.0%        72.2%          1.48x

                       SHADOW ANCHORED          2        $8,612,567       0.8%        70.1%          1.52x

                       SUBTOTAL                60      $457,843,713      43.9%        68.9%          1.65x
----------------------------------------------------------------------------------------------------------------
OFFICE                 SUBURBAN                21      $171,428,299      16.4%        73.6%          1.47x

                       CBD                      8      $147,951,626      14.2%        66.0%          1.86x

                       SUBTOTAL                29      $319,379,925      30.6%        70.1%          1.65x
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL             FLEX                    10       $70,967,266       6.8%        74.7%          1.47x

                       WAREHOUSE/DISTRIBUTION   5       $30,636,165       2.9%        70.7%          1.49x

                       SUBTOTAL                15      $101,603,431       9.7%        73.5%          1.47x
----------------------------------------------------------------------------------------------------------------
MULTIFAMILY            MID/HIGH RISE            6       $39,814,141       3.8%        78.0%          1.39x

                       GARDEN                   7       $38,979,232       3.7%        76.0%          1.41x

                       CO-OP                    1        $2,000,000       0.2%         6.5%         19.64x

                       SUBTOTAL                14       $80,793,374       7.7%        75.2%          1.85x
----------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING   MANUFACTURED HOUSING    20       $71,318,635       6.8%        76.0%          1.49x
----------------------------------------------------------------------------------------------------------------
SELF STORAGE           SELF STORAGE             4        $8,085,293       0.8%        69.0%          1.46x
----------------------------------------------------------------------------------------------------------------
MIXED USE              OFFICE/RETAIL            1        $3,793,079       0.4%        61.5%          1.73x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        143    $1,042,817,449     100.0%        70.6%          1.63x
----------------------------------------------------------------------------------------------------------------

                                     5 of 61

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                               CUT-OFF DATE PRINCIPAL BALANCE

    RANGE OF CUT-OFF         NUMBER OF         PRINCIPAL
DATE PRINCIPAL BALANCES       LOANS            BALANCE         % OF IPB       WA LTV            WA UW DSCR
----------------------------------------------------------------------------------------------------------------
$899,055 - $1,999,999          17             $24,898,261          2.4%         67.5%               1.54x

$2,000,000 - $2,999,999        24              59,944,059          5.7          67.4                2.07x

$3,000,000 - $3,999,999        15              52,770,514          5.1          71.8                1.50x

$4,000,000 - $4,999,999        11              50,721,901          4.9          75.6                1.44x

$5,000,000 - $6,999,999        14              79,190,977          7.6          71.6                1.42x

$7,000,000 - $9,999,999        22             182,140,584         17.5          73.8                1.50x

$10,000,000 - $14,999,999       7              89,058,073          8.5          76.7                1.48x

$15,000,000 - $24,999,999      12             229,703,785         22.0          74.9                1.49x

$25,000,000 - $49,999,999       4             127,458,719         12.2          76.1                1.32x

$50,000,000 - $85,000,000       2             146,930,576         14.1          50.9                2.46x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       128          $1,042,817,449        100.0%         70.6%               1.63x
----------------------------------------------------------------------------------------------------------------
AVERAGE PER LOAN:         $8,147,011

AVERAGE PER PROPERTY:     $7,292,430
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                              RANGE OF MORTGAGE INTEREST RATES

   RANGE OF MORTGAGE                           PRINCIPAL
    INTEREST RATES        NUMBER OF LOANS      BALANCE         % OF IPB       WA LTV            WA UW DSCR
----------------------------------------------------------------------------------------------------------------
4.5317% - 4.9999%               3          $155,930,576          15.0%         51.1%               2.46x

5.0000% - 5.4999%              32           195,547,310          18.8          74.6                1.71x

5.5000% - 5.9999%              56           485,618,318          46.6          74.4                1.45x

6.0000% - 6.4999%              28           176,621,318          16.9          73.6                1.37x

6.5000% - 7.4200%               9            29,099,928           2.8          68.1                1.40x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       128        $1,042,817,449         100.0%         70.6%               1.63x
----------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE MORTGAGE RATE:           5.5998%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                             ORIGINAL TERM TO MATURITY IN MONTHS

   ORIGINAL TERM TO                            PRINCIPAL
       MATURITY           NUMBER OF LOANS      BALANCE         % OF IPB       WA LTV            WA UW DSCR
----------------------------------------------------------------------------------------------------------------
60 - 110                        5           $13,087,829           1.3%         68.2%               1.63x

111 - 120                     105           878,574,702          84.3          70.1                1.64x

121 - 240                      18           151,154,918          14.5          73.8                1.57x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       128        $1,042,817,449         100.0%         70.6%               1.63x
----------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY:   129
----------------------------------------------------------------------------------------------------------------

                                     6 of 61

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS

 RANGE OF REMAINING TERMS TO       NUMBER       PRINCIPAL
      MATURITY/ARD DATE           OF LOANS       BALANCE         % OF IPB       WA LTV            WA UW DSCR
----------------------------------------------------------------------------------------------------------------
57 - 110                               5       $13,087,829          1.3%          68.2%              1.63x
111 - 120                            106       898,814,702         86.2           70.3               1.64x
121 - 240                             17       130,914,918         12.6           72.9               1.61x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              128    $1,042,817,449        100.0%          70.6%              1.63x
----------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING TERM TO MATURITY/ARD:   126
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)

       ORIGINAL                                PRINCIPAL
  AMORTIZATION TERM       NUMBER OF LOANS      BALANCE         % OF IPB       WA LTV            WA UW DSCR
----------------------------------------------------------------------------------------------------------------
120 - 180                       2            $4,404,853          0.4%          69.6%              1.12x
181 - 240                      20           106,096,247         10.2           70.4               1.32x
241 - 300                      24           113,826,834         10.9           71.9               1.46x
331 - 360                      81           816,489,517         78.4           70.7               1.66x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       127        $1,040,817,449        100.0%          70.8%              1.60x
----------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM:          339
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                     REMAINING AMORTIZATION TERM IN MONTHS(1)

       REMAINING                               PRINCIPAL
  AMORTIZATION TERM       NUMBER OF LOANS      BALANCE         % OF IPB       WA LTV            WA UW DSCR
----------------------------------------------------------------------------------------------------------------
118 - 180                       2            $4,404,853          0.4%          69.6%               1.12x
181 - 240                      20           106,096,247         10.2           70.4                1.32x
241 - 300                      24           113,826,834         10.9           71.9                1.46x
331 - 360                      81           816,489,517         78.4           70.7                1.66x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       127        $1,040,817,449        100.0%          70.8%               1.60X

----------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM:           337
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                     AMORTIZATION TYPES

                                              PRINCIPAL
   AMORTIZATION TYPES     NUMBER OF LOANS      BALANCE         % OF IPB       WA LTV            WA UW DSCR
----------------------------------------------------------------------------------------------------------------
BALLOON LOANS(2)               90          $600,685,908          57.6%         71.0%              1.59x
ARD LOANS                      19           254,509,584          24.4          76.1               1.43x
PARTIAL INTEREST-ONLY           8           121,550,000          11.7          57.7               2.15x
FULLY AMORTIZING               10            64,071,957           6.1          72.5               1.27x
INTEREST ONLY                   1             2,000,000           0.2           6.5              19.64x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       128        $1,042,817,449         100.0%         70.6%              1.63x
----------------------------------------------------------------------------------------------------------------

(1)  Excludes loans that are interest only for the entire term.

(2) Excludes the mortgage loans which pay interest only for a portion of their term.

                                     7 of 61

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                            UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS(1)

                                                               PRINCIPAL
        UW DSCR           NUMBER OF LOANS      BALANCE         % OF IPB       WA LTV            WA UW DSCR
----------------------------------------------------------------------------------------------------------------
1.20X - 1.29X                  14             $76,053,936         7.3%         74.5%              1.23x
1.30X - 1.34X                  10              57,996,812         5.6          77.1               1.32x
1.35X - 1.39X                  22             217,194,816        20.9          74.8               1.37x
1.40X - 1.44X                  14              85,879,281         8.3          74.4               1.43x
1.45X - 1.49X                  20             166,784,791        16.0          76.0               1.46x
1.50X - 1.69X                  32             244,534,521        23.5          73.4               1.56x
1.70X - 1.99X                   8              25,979,712         2.5          64.7               1.76x
2.00X - 2.99X                   6             163,279,650        15.7          51.0               2.46x
3.00X - 19.64X                  1               2,000,000         0.2           6.5              19.64x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       127          $1,039,703,520       100.0%         70.6%              1.64x
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                          LTV RATIOS AS OF THE CUT-OFF DATE

                                              PRINCIPAL
      CUT-OFF LTV         NUMBER OF LOANS      BALANCE         % OF IPB       WA LTV            WA UW DSCR
----------------------------------------------------------------------------------------------------------------
6.5% - 49.9%                    5           $95,059,280          9.1%         47.7%               2.79x
50.0% - 59.9%                   9            87,540,384          8.4          54.5                2.30x
60.0% - 64.9%                   9            51,928,414          5.0          63.3                1.51x
65.0% - 69.9%                  13            48,177,161          4.6          68.6                1.45x
70.0% - 74.9%                  44           304,176,999         29.2          73.2                1.47x
75.0% - 80.0%                  48           455,935,211         43.7          77.9                1.41x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       128        $1,042,817,449        100.0%         70.6%               1.63x
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                       LTV RATIOS AS OF THE MATURITY DATE

                                              PRINCIPAL                    WA MATURITY
      MATURITY LTV        NUMBER OF LOANS      BALANCE         % OF IPB        LTV              WA UW DSCR
----------------------------------------------------------------------------------------------------------------
0.0% - 29.9%                    6           $16,794,678          1.7%         62.6%               3.44x
30.0% - 49.9%                  17           205,735,487         21.0          53.8                2.25x
50.0% - 59.9%                  30           190,750,022         19.5          71.7                1.47x
60.0% - 64.9%                  36           316,757,627         32.4          74.5                1.47x
65.0% - 69.9%                  27           242,426,801         24.8          78.9                1.43x
70.0% - 72.0%                   2             6,280,877          0.6          77.6                1.45x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       118          $978,745,492        100.0%         70.5%               1.66X
----------------------------------------------------------------------------------------------------------------

(1) Excludes the 1 mortgage loan, representing approximately 0.3% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off date that is a credit tenant lease (CTL) loan.

                                     8 of 61

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


STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                              COLLATERAL STATISTICS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                            CURRENT OCCUPANCY RATES

   CURRENT OCCUPANCY                          PRINCIPAL
        RATES             NUMBER OF LOANS      BALANCE         % OF IPB       WA LTV            WA UW DSCR
----------------------------------------------------------------------------------------------------------------
74.7% - 85.0%                   4           $30,778,320          3.0%            66.9%            1.47x
85.1% - 90.0%                   9            73,774,023          7.1             73.5             1.51x
90.1% - 95.0%                  24           222,780,490         21.4             70.2             1.74x
95.1% - 100.0%                106           715,484,616         68.6             70.6             1.62x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED                143        $1,042,817,449        100.0%            70.6%            1.63X
AVERAGE:
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                               YEAR BUILT/RENOVATED

                                              PRINCIPAL
  YEAR BUILT/RENOVATED    NUMBER OF LOANS      BALANCE         % OF IPB       WA LTV            WA UW DSCR
----------------------------------------------------------------------------------------------------------------
1950 - 1959                     3            $8,015,000          0.8%            74.5%            1.41x
1960 - 1969                     5            16,740,673          1.6             72.4             1.38x
1970 - 1979                    11            39,862,627          3.8             74.8             1.45x
1980 - 1989                    31           164,009,496         15.7             72.5             1.49x
1990 - 1999                    34           286,903,170         27.5             66.6             1.76x
2000 - 2003                    59           527,286,483         50.6             71.8             1.64x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       143        $1,042,817,449        100.0%            70.6%            1.63X
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                            PREPAYMENT PROTECTION

       PREPAYMENT                              PRINCIPAL
      PROTECTION          NUMBER OF LOANS      BALANCE         % OF IPB       WA LTV            WA UW DSCR
----------------------------------------------------------------------------------------------------------------
DEFEASANCE                    122          $1,008,640,340        96.7%           70.8%            1.63x
YIELD MAINTENANCE               6              34,177,110         3.3            64.7             1.73x
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       128          $1,042,817,449       100.0%           70.6%            1.63X
----------------------------------------------------------------------------------------------------------------

                                     9 of 61

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


STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                              TOP 10 MORTGAGE LOANS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 LOAN                    LOAN NAME          CUT-OFF DATE   % OF     SQUARE FEET/    LOAN PER     UW    CUTOFF LTV      PROPERTY
SELLER(1)                (LOCATION)            BALANCE      IPB         UNIT         SF/UNIT    DSCR     RATIO           TYPE
------------------------------------------------------------------------------------------------------------------------------------
JPMCB       Battlefield Mall                $85,000,000(2)  8.2%    1,006,618 SF         $84     2.44x     48.9%     Regional Mall
            (Springfield, MO)

ABN         One Alliance Center              61,930,576(2)  5.9%      554,849 SF        $112     2.49x     53.7%     CBD Office
            (Atlanta, GA)

JPMCB       International Paper Office       34,969,442     3.4%      214,060 SF        $163     1.35x     77.4%     Suburban
            (Memphis, TN)                                                                                            Office

JPMCB       Deerfield Mall                   32,453,953     3.1%      371,158 SF         $87     1.38x     75.5%     Anchored
            (Deerfield Beach, FL)                                                                                    Retail

JPMCB       Shelbyville Road Plaza           31,150,000     3.0%      250,057 SF        $125     1.21x     76.9%     Anchored
            (Louisville, KY)                                                                                         Retail

CIBC        641 Sixth Avenue                 28,885,324     2.8%      157,552 SF        $183     1.35x     74.3%     CBD Office
            (New York, NY)

JPMCB       Tices Corner Retail Marketplace  24,924,691     2.4%      119,114 SF        $209     1.48x     73.3%     Anchored
            (Woodcliff Lake, NJ)                                                                                     Retail

CIBC        919 Market Place                 22,956,879     2.2%      220,587 SF        $104     1.37x     79.7%     CBD Office
            (Wilmington, DE)

CIBC        Plaza 48                         22,277,294     2.1%      129,790 SF        $171     1.60x     76.8%     Anchored
            (Long Island City, NY)                                                                                   Retail


CIBC        2121 Market Place                20,240,000     1.9%       168 Units     120,476     1.32x     80.0%     Multifamily
            (Philadelphia, PA)
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL/WEIGHTED AVERAGE:       $364,788,160    35.0%                                 1.81x     66.3%
------------------------------------------------------------------------------------------------------------------------------------

(1)  "JPMCB" = JPMORGAN CHASE BANK; "CIBC" = CIBC INC.; "ABN" = ABN AMRO BANK
     N.V.

(2)  REPRESENTING THE POOLED COMPONENTS OF EACH LOAN

                                    10 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6




                      [THIS PAGE INTENTIONALLY LEFT BLANK]




                                    11 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6


--------------------------------------------------------------------------------
                                BATTLEFIELD MALL
--------------------------------------------------------------------------------









                   [THREE PHOTOS OF BATTLEFIELD MALL OMITTED]














                                    12 of 61

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                BATTLEFIELD MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:       $85,000,000 (Pooled Component)
CUT-OFF PRINCIPAL BALANCE:        $85,000,000 (Pooled Component)
% OF POOL BY IPB:                 8.2%
LOAN SELLER:                      JPMorgan Chase Bank
BORROWER:                         Battlefield Mall, LLC
SPONSOR:                          Simon Property Group, L.P.
ORIGINATION DATE:                 6/30/2003
INTEREST RATE:                    4.4697%
INTEREST ONLY PERIOD:             24 months
MATURITY DATE:                    7/1/2013
AMORTIZATION TYPE:                IO-Balloon
ORIGINAL AMORTIZATION:            360
REMAINING AMORTIZATION:           360
CALL PROTECTION:                  L(24),Def(91),O(4)
CROSS-COLLATERALIZATION:          NAP
LOCK BOX:                         Springing
ADDITIONAL DEBT:                  NAP
ADDITIONAL DEBT TYPE:             NAP
LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
TITLE:                            Fee/Leasehold
PROPERTY TYPE:                    Regional Mall
SQUARE FOOTAGE:                   1,006,618
LOCATION:                         Springfield, MO
YEAR BUILT/RENOVATED:             1970/1997
OCCUPANCY:                        96.9%(1)
INLINE OCCUPANCY:                 92.6%
OCCUPANCY DATE:                   4/4/2003
INLINE SALES/SF:                  $347(2)
OCCUPANCY COST:                   12.4%
NUMBER OF TENANTS:                132
HISTORICAL NOI:
                 2001:            $11,797,863
                 2002:            $12,215,569
                 2003:            $12,169,866 (TTM as of 4/30/2003)
UW NOI:                           $12,939,573
UW NET CASH FLOW:                 $12,537,029
APPRAISED VALUE:                  $174,000,000
APPRAISAL DATE:                   5/27/2003
--------------------------------------------------------------------------------

(1) Occupancy percentage does not include Sears, which is anchored owned. The mall is 97.4% occupied when Sears is included in the occupancy percentage.

(2)  Sales for all tenants under 10,000 square feet for 2002.

--------------------------------------------------------------------------------
                                 RESERVES
--------------------------------------------------------------------------------

In lieu of monthly reserves for taxes, insurance, CapEx, and ground rent by the Battlefield Mall Borrower, Simon Property Group, L.P. has provided a guarantee for such amounts. In addition, if the option to extend the lease for the Dillard's Women space is not exercised on or before January 31, 2007, a TI/LC reserve deposit or guarantee totaling $500,000 will be required.

The Simon Property Group, L.P. guarantee in lieu of deposits will be allowed so long as it maintains long-term debt ratings of at least BBB- by Fitch or Baa3 by Moody's.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
     CUT-OFF DATE LOAN/SF:                                              $84
     CUT-OFF DATE LTV:                                                  48.9%
     MATURITY LTV:                                                      41.9%
     UW DSCR:                                                           2.44x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              ANCHOR TENANTS

                                                               MOODY'S/      SQUARE     % OF    SALES    BASE RENT       LEASE
    TENANT NAME                PARENT COMPANY                   S&P(3)         FEET      GLA    PSF(4)      PSF     EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
JC PENNY          JC Penny Company (NYSE: JCP)                  Ba3/BB+     203,325     20.2%    $174       $1.26         2016
SEARS(5)          Sears, Roebuck and Co. (NYSE: S)             Baa1/BBB     178,170       N/A     NAV         N/A         2022
DILLARD'S WOMEN   Dillard's, Inc. (NYSE: DDS)                   Ba3/BB+     138,409     13.8%    $185       $1.18         2005
DILLARD'S         Dillard's, Inc. (NYSE: DDS)                   Ba3/BB+     125,241     12.4%     $92       $4.00         2008
FAMOUS-BARR       May Department Stores Company (NYSE: MAY)    Baa1/BBB+    125,056     12.4%    $205       $1.49         2012
------------------------------------------------------------------------------------------------------------------------------------
                                                   SIGNIFICANT IN-LINE TENANTS
------------------------------------------------------------------------------------------------------------------------------------
OLD NAVY          The Gap, Inc (NYSE: GPS)                      Ba3/BB+      14,989      1.5%    $512      $34.87(6)      2004
EXPRESS WOMEN     Limited Brands (NYSE: LTD)                   Baa1/BBB+     14,705      1.5%    $286      $17.00         2008
ETHAN ALLEN       Ethan Allen Interiors Inc. (NYSE: ETH)        Ba1/A-       12,589      1.3%     NAV      $11.21         2008
F.Y.E             Trans World Entertainment  (NYSE: TWMC)        NR/NR       11,018      1.1%    $192      $18.00         2006
------------------------------------------------------------------------------------------------------------------------------------

(3) Ratings provided are the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(4)  Sales per square foot for the 12 month period ending 4/30/2003.

(5)  Sears is anchored owned and not part of the collateral.

(6) Old Navy pays percentage rent in lieu of base rent. The figure shown is calculated based upon the percentage rent amount paid.

                                    13 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                BATTLEFIELD MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
Headquartered in Indianapolis, Simon Property Group, Inc.(NYSE: SPG) is the largest publicly traded retail real estate investment trust (REIT) in North America. Simon is a member of the S&P 500 index and was named Fortune Magazine's 2003 Most Admired Real Estate Company.

Today, Simon manages a retail network that drives approximately $40 billion in annual sales. Simon's activities are conducted through Simon Property Group, Limited Partnership (the "Operating Partnership"), in which it owns a 73.6% weighted average direct and indirect interest as of December 31, 2002.

Simon Property Group, Inc. properties primarily consist of regional malls and community shopping centers. The properties contain an aggregate of approximately
184.5 million square feet of Gross Leasable Area (GLA), of which Simon Property Group, Inc. owns 105.9 million square feet. More than 3,900 different retailers occupy more than 20,000 stores in the properties and no one retail tenant represents more than 5.3% of the company`s properties' total minimum rents.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Battlefield Mall is a 1.1 million square foot, recently renovated enclosed regional mall, located west of U.S 65 at the intersection of Battlefield Street and Glenstone Avenue in Springfield, Missouri. Battlefield Mall, the only super-regional mall in the area, opened in 1970, expanded and renovated in 1982 and recently renovated in 1997. The center is anchored by five tenants, ranging from 125,000 to 203,000 square feet. In addition the center has approximately 414,677 square feet of in-line tenants, which includes The Gap, Limited, Victoria's Secret, Eddie Bauer, Champs Sports, Abercrombie & Fitch, Shoe Express, The Children's Place, and The Disney Store.

JC Penney occupies 203,235 square feet (20.2% of the Mall). JC Penney is a major retailer, operating 1,049 department stores in 49 states, Puerto Rico and Mexico. Sears occupies 178,170 square feet. The Sears space is anchored owned and does not serve as collateral for this loan. Sears is a multi-line retailer that offers a wide array of merchandise and related services. Dillard's occupies 263,650 square feet in two stores- spaces (26.2% of the Mall). The two stores are split into Dillard's and Dillard's Women. Dillard's ranks among the nation's largest fashion apparel and home furnishings retailers with annual revenues exceeding $8.2 billion.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
Springfield, Missouri is a regional center located in Greene County, near the southwest corner of the state. Via major roadways, it is approximately 215 miles southwest of St. Louis, 175 miles south of Kansas City and 180 miles northeast of Tulsa, Oklahoma. Major highways serving the MSA include Interstate 44, which links St. Louis, Tulsa, and Oklahoma City and US Route 65, which links Springfield and Branson.

Major employers in Springfield include Cox Health, St. John's Health System, Southwest Missouri State University, Bank One, and Kraft Foods. The largest industries, based on employees, are retail trade, health services and education services, with very even dispersion among all other industries.

Although Battlefield's market spans over 100 miles outward from the mall, approximately 70% of market's residents live within 10 miles of the mall. People living within the mall's trade area have an average household income of $43,868 and their median age is 35.7 years.

Southwest Missouri State University, located in Springfield, has a student enrollment of 19,000. In total, there are more than 35,000 students enrolled in the colleges and universities in Springfield.
--------------------------------------------------------------------------------

(1) Certain information from the Integra Realty Resources appraisal dated May 27, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE

              NUMBER OF   SQUARE                             % OF BASE    CUMULATIVE    CUMULATIVE %   CUMULATIVE    CUMULATIVE %
               LEASES      FEET     % OF GLA     BASE RENT     RENT      SQUARE FEET       OF GLA       BASE RENT    OF BASE RENT
     YEAR     EXPIRING   EXPIRING   EXPIRING     EXPIRING    EXPIRING      EXPIRING       EXPIRING      EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT           NAP      30,706       3.1%            NAP       NAP          30,706           3.1%            NAP            NAP
2003 & MTM         5       8,383       0.8        $311,438       2.8%         39,089           3.9%       $311,438           2.8%
2004              18      62,666       6.2       1,789,418      16.0         101,755          10.1%     $2,100,856          18.8%
2005              12     168,543      16.7         974,331       8.7         270,298          26.9%     $3,075,187          27.5%
2006              14      47,576       4.7         997,777       8.9         317,874          31.6%     $4,072,964          36.5%
2007              14      41,413       4.1         792,688       7.1         359,287          35.7%     $4,865,652          43.6%
2008              12     178,820      17.8       1,616,913      14.5         538,107          53.5%     $6,482,565          58.1%
2009               9      26,230       2.6         770,600       6.9         564,337          56.1%     $7,253,165          65.0%
2010              17      44,469       4.4       1,064,316       9.5         608,806          60.5%     $8,317,481          74.5%
2011              14      36,618       3.6       1,203,126      10.8         645,424          64.1%     $9,520,607          85.3%
2012               8     137,127      13.6         722,948       6.5         782,551          77.7%    $10,243,555          91.8%
THEREAFTER         9     224,067      22.3         918,765       8.2       1,006,618         100.0%    $11,162,320         100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            132   1,006,618     100.0%    $11,162,320     100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    14 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

                                Battlefield Mall



                     [DIRECTORY OF BATTLEFIELD MALL OMITTED]




                                    15 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                BATTLEFIELD MALL
--------------------------------------------------------------------------------


               [MAP OF AREA SURROUNDING BATTLEFIELD MALL OMITTED]



                                    16 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6


--------------------------------------------------------------------------------
                                BATTLEFIELD MALL
--------------------------------------------------------------------------------


                   [AERIAL PHOTO OF BATTLEFIELD MALL OMITTED]




                                    17 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                               ONE ALLIANCE CENTER
--------------------------------------------------------------------------------



                   [TWO PHOTOS OF ONE ALLIANCE CENTER OMITTED]














                                    18 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                               ONE ALLIANCE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:  $62,000,000 (Pooled Component)
CUT-OFF PRINCIPAL BALANCE:   $61,930,576 (Pooled Component)
% OF POOL BY IPB:            5.9%
LOAN SELLER:                 ABN AMRO Bank N.V.
BORROWER:                    Trizec Alliance Center, LLC
SPONSOR:                     Trizec Holdings, Inc.
ORIGINATION DATE:            6/25/2003
INTEREST RATE:               4.7750%
INTEREST ONLY PERIOD:        NAP
MATURITY DATE:               7/1/2013
AMORTIZATION TYPE:           Balloon
ORIGINAL AMORTIZATION:       360
REMAINING AMORTIZATION:      359
CALL PROTECTION:             L(24), Def(93), O(2)
CROSS-COLLATERALIZATION:     NAP
LOCK BOX:                    CMA
ADDITIONAL DEBT:             Permitted
ADDITIONAL DEBT TYPE:        Mezzanine (Future)
LOAN PURPOSE:                Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:      Single Asset
TITLE:                       Fee
PROPERTY TYPE:               CBD Office
SQUARE FOOTAGE:              554,849
LOCATION:                    Atlanta, GA
YEAR BUILT/RENOVATED:        2001/NAP
OCCUPANCY:                   94.2%
OCCUPANCY DATE:              8/1/2003
NUMBER OF TENANTS:           24
HISTORICAL NOI:
                 2001:       NAP (Built in 2001)
                 2002:       $5,096,623
                 2003:       $5,489,199 (TTM as of 3/31/2003)
UW NOI:                      $10,382,220
UW NET CASH FLOW:            $9,548,576
APPRAISED VALUE:             $115,400,000
APPRAISAL DATE:              5/1/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY
                                    -------------- ---------------
                        Taxes:              $0             $0
                        Insurance:          $0             $0
                        TI/LC:              $0             $0
                        CapEx:              $0             $0
                        Other:        $670,631(1)          $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:               $112
CUT-OFF DATE LTV:                   53.7%
MATURITY DATE LTV:                  44.0%
UW DSCR:                            2.49x
--------------------------------------------------------------------------------
(1)  The tenant "the Japanese Consulate" pays one year's rent in advance.

------------------------------------------------------------------------------------------------------------------------------------
                                                          SIGNIFICANT TENANTS

                                                                   MOODY'S/    SQUARE                                     LEASE
              TENANT NAME                    PARENT COMPANY         S&P(2)      FEET      % OF GLA    BASE RENT PSF  EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
S1, INC.                                  S1 Corporation            NR/NR      184,435       33.2%        $23.47           2011
TOWERS, PERRIN, FORSTER & CROSBY, INC.    NAP                       NR/NR      101,076       18.2%        $30.39           2012
BBDO WORLDWIDE, INC.                      Omnicom Group, Inc.       Baa1/A-     68,000       12.3%        $32.64           2011
------------------------------------------------------------------------------------------------------------------------------------

(2) Ratings provided are the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease

                                    19 of 61

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                               ONE ALLIANCE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The borrowing entity, Trizec Alliance Center, LLC is wholly-owned by Trizec Holdings, Inc., which is 100% owned by Trizec Properties, Inc., ("Trizec") Trizec was launched as a publicly traded U.S. office REIT in May 2002 (NYSE:TRZ). Trizec is one of the largest owners and managers of commercial property in North America with 69 office properties totaling approximately 48 million SF. According to Trizec's first quarter 2003 financial statements, the book value of its real estate assets as of March 31, 2003 was approximately $5.15 billion.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The One Alliance Center property ("One Alliance Center") is located at 3500 Lenox Road in Atlanta, Georgia. It was constructed in 2001 and contains 537,549 RSF of office space, 13,707 RSF of retail space and 3,593 RSF of storage space. One Alliance Center is a part of Trizec's overall master plan for a 10-acre Alliance Center, which when completed will include three office buildings totaling 1.5 million RSF and one residential tower totaling 250,000 RSF, with parking for 4,000 vehicles. One Alliance Center is the first building constructed as part of the Alliance Center master plan. The residential tower is presently under construction on a site that Trizec sold to Hanover Properties. One Alliance Center is 94.2% leased to 24 tenants. The largest tenant in One Alliance Center is S1, Inc., a wholly owned subsidiary of S1 Corporation. S1, Inc. leases 33.2% of the net RSF. Towers, Perrin, Forster & Crosby, Inc. is the second largest tenant occupying 18.3% of the net RSF. BBDO Worldwide Inc., a wholly owned subsidiary of Omnicom Group, Inc. (rated "Baa1" by Moody's, and "A-" by Fitch and S&P) is the third largest tenant occupying 12.3% of the net RSF.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
One Alliance Center is located in Fulton County, within the Atlanta MSA ("MSA") at 3500 Lenox Road on the southwest corner of Lenox Road and Phipps Boulevard. Lenox Road is an eight to ten lane road that runs northeast/south, providing immediate access to GA 400 and Peachtree Road. One Alliance Center is located in the Buckhead submarket within the city of Atlanta. The Buckhead Loop is a semicircular, multilane highway that accesses GA 400 and connects to both Peachtree Road and Piedmont Avenue, the two most dominant streets in the city of Atlanta. One Alliance Center is situated within three-four minutes walking distance from Atlanta's two premier regional malls (Lenox Square Mall and Phipps Plaza), a Ritz Carlton and a Swissotel, and the proposed Buckhead MARTA station (Atlanta's rail transit system). The area is easily accessible via four major highways (I-75, I-85, I-285 and GA 400), each of which travel through Atlanta's Central Business District and provide easy access to other portions of the county and state, and via MARTA, for which the nearby Buckhead station is currently under design.

The population of the MSA was approximately 4,395,997 in 2002. Population in the MSA increased by 5.2% from 4,112,198 in 2000. The number of households in the area increased by 2.51% annually between 2000 and 2002, from 1,504,871 to 1,673,089. By 2007, the number of households in this area is expected to reach 1,922,115, an increase of 2.81% per annum. As of 2002, the median household income and the average household income were estimated to be $59,964 and $88,976, respectively, and the per capita income was estimated to be $33,864. Average annual increases in household income are forecast to be somewhat lower than the previous period.

The Buckhead submarket lies on the northern side of Atlanta and is one of the city's core office markets. The Buckhead submarket consists of 13,884,160 rentable square feet of office space in 95 multi-tenant buildings (15,000 RSF or greater), which constitutes approximately 9% of the Metro Atlanta office market's GLA. Growth has been halted in this market after third quarter 2001, as no new space has been introduced over the past six consecutive quarters. Additionally, there is currently no new space under construction.

The vacancy rate in the Buckhead submarket increased from 18.8% to 20.1% between fourth quarter 2002 and first quarter 2003. Including sublease space, the vacancy rate decreased from 23.1% to 22.1%. Buckhead has historically maintained a significantly lower vacancy rate than the overall Metro Atlanta market. The average lease rates in the Buckhead submarket for Class A space ranged from $24/RSF to $29/RSF in the first quarter 2003.
--------------------------------------------------------------------------------
(1) Certain information from the Landauer Realty Group, Inc. appraisal dated May 1, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

------------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

             NUMBER OF     SQUARE                              % OF BASE    CUMULATIVE    CUMULATIVE %    CUMULATIVE    CUMULATIVE %
              LEASES        FEET     % OF GLA    BASE RENT       RENT       SQUARE FEET      OF GLA        BASE RENT    OF BASE RENT
     YEAR   EXPIRING(2)   EXPIRING   EXPIRING     EXPIRING     EXPIRING      EXPIRING       EXPIRING       EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT          NAP        32,109       5.8%           NAP        NAP           32,109        5.8%               NAP         NAP
2003 & MTM        1         3,422       0.6       $103,977        0.7%          35,531        6.4%          $103,977        0.7%
2004              0             0       0.0              0        0.0           35,531        6.4%          $103,977        0.7%
2005              0             0       0.0              0        0.0           35,531        6.4%          $103,977        0.7%
2006              2         6,823       1.2        207,317        1.4           42,354        7.6%          $311,294        2.2%
2007             10        30,132       5.4        850,843        5.9           72,486       13.1%        $1,162,137        8.1%
2008              6        13,597       2.5        327,046        2.3           86,083       15.5%        $1,489,183       10.4%
2009              1        16,299       2.9        407,475        2.8          102,382       18.5%        $1,896,658       13.2%
2010              2        34,005       6.1        900,358        6.3          136,387       24.6%        $2,797,016       19.5%
2011              3       255,179      46.0      6,581,500       45.8          391,566       70.6%        $9,378,516       65.2%
2012              3       140,208      25.3      4,372,913       30.4          531,774       95.8%       $13,751,429       95.6%
AFTER             2        23,075       4.2        626,665        4.4          554,849      100.0%       $14,378,094      100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            30       554,849     100.0%   $14,378,094       100.0%
------------------------------------------------------------------------------------------------------------------------------------

(2)  There are 30 leases but only 24 actual tenants in the property.

                                    20 of 61

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                               ONE ALLIANCE CENTER
--------------------------------------------------------------------------------


              [MAP OF AREA SURROUNDING ONE ALLIANCE CENTER OMITTED]






                                    21 of 61

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                               ONE ALLIANCE CENTER
--------------------------------------------------------------------------------



                  [AERIAL PHOTO OF ONE ALLIANCE CENTER OMITTED]







                                    22 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6




                      [THIS PAGE INTENTIONALLY LEFT BLANK]





                                    23 of 61

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                           INTERNATIONAL PAPER OFFICE
--------------------------------------------------------------------------------







              [THREE PHOTOS OF INTERNATIONAL PAPER OFFICE OMITTED]








                                    24 of 61

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                           INTERNATIONAL PAPER OFFICE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:       $35,000,000
CUT-OFF PRINCIPAL BALANCE:        $34,969,442
% OF POOL BY IPB:                 3.4%
LOAN SELLER:                      JPMorgan Chase Bank
BORROWER:                         Poplar/Massey LLC
SPONSOR:                          Century Park Partners, LLC
ORIGINATION DATE:                 6/6/2003
INTEREST RATE:                    5.8000%
INTEREST ONLY PERIOD:             NAP
MATURITY DATE:                    7/1/2017
AMORTIZATION TYPE:                ARD
ORIGINAL AMORTIZATION:            360
REMAINING AMORTIZATION:           359
CALL PROTECTION:                  L(24),Def(133),O(10)
CROSS-COLLATERALIZATION:          NAP
LOCK BOX:                         CMA
ADDITIONAL DEBT:                  NAP
ADDITIONAL DEBT TYPE:             NAP
LOAN PURPOSE:                     Acquisition Financing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
TITLE:                            Leasehold
PROPERTY TYPE:                    Office
SQUARE FOOTAGE:                   214,060
LOCATION:                         Memphis, TN
YEAR BUILT/RENOVATED:             2002/NAP
OCCUPANCY:                        100.0%
OCCUPANCY DATE:                   1/11/2001
NUMBER OF TENANTS:                1
HISTORICAL NOI:
                 2001:            NAP (Built in 2002)
                 2002:            $3,153,116
                 2003:            $3,153,116 (TTM as of 12/31/2002)
UW NOI:                           $3,405,529
UW NET CASH FLOW:                 $3,330,608
APPRAISED VALUE:                  $45,200,000
APPRAISAL DATE:                   4/9/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                     INITIAL         MONTHLY
                                   --------------- ---------------
                      Taxes:              $0           $0(1)
                      Insurance:          $0           $0(1)
                      TI/LC:              $0           $0(2)
                      CapEx:              $0           $0(1)
                      Other:              $0           $0(3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:              $163
CUT-OFF DATE LTV:                  77.4%
MATURITY DATE LTV:                 58.1%
UW DSCR:                           1.35x
--------------------------------------------------------------------------------
(1) The International Paper lease is structured on a NNN basis, where the tenant is required to reimburse the landlord for the real estate taxes, insurance, and all operating expenses. As a result, reserves for taxes, insurance and capex were not required.

(2) The loan documents require a monthly TI/LC reserve beginning in May 2005 with a cap of $600,000. The loan is also structured with a cash sweep provision for TI/LC's in the event the tenant does not give notice of renewal at least 12 months prior to the lease term.

(3) The landlord is obligated in the Lease to provide a $3.00 per square foot allowance (or $642,180), which will be made available to International Paper upon the expiration of the seventh year of the lease for the refurbishment of the property. Lender will begin monthly collections of $13,375 commencing 5/01/2005 through 4/30/2009, or approximately $160,000 per year in an amount sufficient to aggregate to the $642,000 needed to reimburse International Paper for the refurbishment allowance under the lease agreement.

------------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS

                                                          MOODY'S/    SQUARE
     TENANT NAME                PARENT COMPANY             S&P(4)       FEET      % OF GLA    BASE RENT PSF   LEASE EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL PAPER    International Paper Company      Baa2/BBB      214,060        100%         $15.73             2017(5)
------------------------------------------------------------------------------------------------------------------------------------

(4) Ratings provided are the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(5)  The lease has two five-year renewal options.

                                    25 of 61

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                           INTERNATIONAL PAPER OFFICE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The borrower is Century Park Partners, LLC ("CPP"), a professional real estate investment company that specializes in purchasing single tenant properties with relatively long-term leases. Founded in 1996 and based in Los Angeles, CA, CPP currently owns 8 other single tenant properties nationwide (4 in California, 1 in Charlotte, NC, 1 in Albuquerque, NM, 1 in Salt Lake City, UT, and 1 in Dallas, TX), with an aggregate value in excess of $125.0 million. CPP purchased the property in June 2003 for $45.2 million.

Highwoods Properties (NYSE: HIW) was the original developer of the subject property, as well as the two adjacent identical towers, and serves as the on-site property manager and leasing agent since construction completion.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
International Paper Office is the third of three identically designed buildings in International Place, a 642,000 square foot class A office park located in the East Memphis/Germantown section of Memphis, TN. Although International Paper ("IP") is incorporated in Connecticut for tax purposes, the site has been its functional headquarters since 1987. IP initially moved its headquarters to International Place Tower One, which it currently owns and occupies 100.0% of the 214,060 square foot building.

The subject property is located at the northwest quadrant of Poplar Avenue (US Highway 72/Tennessee Highway 57) and International Place, in the eastern portion of Memphis, TN. The property is an 11-story office building with access to an adjoining 3-level parking deck that serves the three individual buildings. Each building has their pro-rata portion of the structure included in their ownership interest. There are a total of roughly 1,900 total spaces (3.3 per useable square foot) and the portion of the garage included in the International Paper Office is 644 spaces (versus the 620 required in the International Paper lease).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
Land use in the neighborhood consists primarily of office buildings and commercial developments along Poplar Avenue, with supporting residential development on the surrounding secondary roadways. The office usage in the neighborhood is oriented towards multi-story buildings located individually and within office parks. The majority of the office development in the submarket is located immediately surrounding the subject property and to the west along Poplar Avenue. Other than the subject property's office park, significant office buildings in the immediate area include Lakecrest Office Park, Crescent Building, 6000/6060 Poplar Building, White Station Tower, Poplar Tower, Clark Centre and The 5150 Building.

Overall office supply totals over 18.6 million square feet in metropolitan Memphis, and 7.8 million square feet in the East Memphis submarket. Directly comparable properties total roughly 1.5 million square feet and currently post an average occupancy of roughly 95%. The appraiser cited market vacancies for Overall Memphis (16%), East Memphis Suburban (16%) and Metropolitan Class A properties.
--------------------------------------------------------------------------------

(1) Certain information from the CB Richard Ellis appraisal dated April 9, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    26 of 61

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                           INTERNATIONAL PAPER OFFICE
--------------------------------------------------------------------------------










          [MAP OF AREA SURROUNDING INTERNATIONAL PAPER OFFICE OMITTED]













                                    27 of 61

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                 DEERFIELD MALL
--------------------------------------------------------------------------------






                     [FOUR PHOTOS OF DEERFIELD MALL OMITTED]





                                    28 of 61

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                 DEERFIELD MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:       $32,650,000
CUT-OFF PRINCIPAL BALANCE:        $32,453,953
% OF POOL BY IPB:                 3.1%
LOAN SELLER:                      JPMorgan Chase Bank
BORROWER:                         RM Deerfield Mall, LLLP
SPONSOR:                          Barry Ross and William D. Matz
ORIGINATION DATE:                 1/15/2003
INTEREST RATE:                    5.9000%
INTEREST ONLY PERIOD:             NAP
MATURITY DATE:                    2/1/2013
AMORTIZATION TYPE:                Balloon
ORIGINAL AMORTIZATION:            360
REMAINING AMORTIZATION:           354
CALL PROTECTION:                  L(24),Def(86),O(4)
CROSS-COLLATERALIZATION:          NAP
LOCK BOX:                         NAP
ADDITIONAL DEBT:                  NAP
ADDITIONAL DEBT TYPE:             NAP
LOAN PURPOSE:                     Acquisition Financing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
TITLE:                            Fee
PROPERTY TYPE:                    Anchored Retail
SQUARE FOOTAGE:                   371,158
LOCATION:                         Deerfield Beach, FL
YEAR BUILT/RENOVATED:             1988/NAP
OCCUPANCY:                        96.3%
OCCUPANCY DATE:                   3/31/2003
NUMBER OF TENANTS:                56
HISTORICAL NOI:
                 2001:            $3,236,880
                 2002:            $3,375,211
                 2003:            $3,375,211 (TTM as of 12/31/2002)
UW NOI:                           $3,408,751
UW NET CASH FLOW:                 $3,206,230
APPRAISED VALUE:                  $43,000,000
APPRAISAL DATE:                   11/23/2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY
                                    -------------- ---------------
                  Taxes:              $394,516        $78,903
                  Insurance:          $215,283        $18,456
                  TI/LC:              $325,000(1)          $0
                  CapEx:              $342,500         $3,300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:     $87
CUT-OFF DATE LTV:       75.5%
MATURITY LTV:           64.2%
UW DSCR:                1.38x
--------------------------------------------------------------------------------
(1) A 325,000 TI/LC reserve was funded at closing. If the reserve is drawn upon, a monthly escrow will commence until the cap of $325,000 is achieved.

------------------------------------------------------------------------------------------------------------------------------------
                                                           MAJOR TENANTS

                                                                               SQUARE   % OF    SALES     BASE RENT       LEASE
        TENANT NAME                    PARENT COMPANY        MOODY'S/S&P(2)     FEET     GLA    PSF(3)       PSF     EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
TJ MAXX(4)                 TJX Companies, Inc. (NYSE: TJX)        A3/A         78,823   21.2%   $1944       $5.50          2012
PUBLIX SUPERMARKETS, INC.  Publix Super Markets, Inc. (NYSE:     NR/NR         42,112   11.3%    $670       $6.00          2008
                           PUSH)
HARCOURT GENERAL, INC.5    Reed Elsevier Group (NYSE: ENL)       NR/A-         32,368    8.7%     N/A      $13.55          2009
OFFICEMAX, INC.            OfficeMax, Inc. (NYSE: OMX)           NR/NR         29,760    8.0%     N/A       $8.65          2009
MARSHALLS OF MA, INC.      TJX Companies, Inc. (NYSE: TJX)        A3/A         27,000    7.3%    $223       $7.50          2004
WALGREEN CO.               Walgreen Co. (NYSE: WAG)              Aa3/A+        13,500    3.6%    $579      $12.25          2008
------------------------------------------------------------------------------------------------------------------------------------

(2) Ratings provided are the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(3)  Sales as of 12/31/2001.

(4) Sports Authority is subleasing 48,583 square feet from TJ Maxx. The sales per square feet figure represents the aggregate sales of TJ Maxx and Sports Authority.

(5)  Subleased by Sunrise Cinemas.

                                    29 of 61

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                 DEERFIELD MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The principals are Mr. Barry Ross and Mr. William Matz, brothers-in-law who have been actively involved in the real estate industry for over 25 years. Mr. Ross serves as President of Ross Matz Investments IV, LLC, GP of the borrowing entity, and Ross Realty Investments, the management company. Mr. Ross has various ownership interests in shopping centers totaling 1,630,000 square feet and office buildings totaling 181,400 square feet, primarily located in South Florida.

Mr. Matz has various ownership interests in shopping centers totaling 855,000 square feet and office buildings totaling 145,500 square feet, primarily located in South Florida. Mr. Matz serves as Vice President of Ross Matz Investments IV, LLC, GP of the Borrowing Entity. In 1975, Mr. Matz founded Florida Builder Appliances, which became the largest distributor of appliances to the Florida building industry. In 1997, Mr. Matz sold the company to Sears Roebuck & Co. Barry Ross and William Matz are the non-recourse carveout guarantors.

The borrowing entity purchased the property in December 2002 for approximately $42.8 million.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Deerfield Mall is a 371,158 square foot "L" shaped shopping center located in Deerfield Beach, Florida. Deerfield Mall is located at the southwest corner of Hillsboro Boulevard and Powerline Road in Deerfield Beach, Broward County, Florida. The collateral also includes a 4,070 square foot outparcel ground leased to Citibank and a 10,120 square foot retail building (includes Taco
Bell). The subject property is currently 96.3% occupied with 56 tenants, mostly on NNN leases. The three largest tenants are TJ Maxx- including Sports Authority subleased space (21.2% of NRA), Publix Supermarkets (11.3%) and Harcourt General which is being subleased by Sunrise Cinemas (8.7%). Built in 1988, the subject property is situated on 41.17 acres. Deerfield Mall benefits from its location next to Century Village, an 8,500-unit retirement community with bus access to the subject property as well as its close proximity to I-95 and Florida's Turnpike.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
Deerfield Mall is located in Deerfield Beach, one of over 25 municipalities in Broward County. It encompasses approximately 15.5 square miles and has over 65,000 residents. The commutes from Deerfield Mall to Ft. Lauderdale and West Palm Beach CBDs are about 30 minutes each. The subject property is located in the Pompano Beach/Deerfield Beach submarket. This submarket contains over 5.3 million square feet of retail space in 40 centers. In 3rd Quarter 2002, the vacancy rate was 11.3% while Broward County vacancy rate was 7.8%. The subject property's competitive set reported vacancy rates ranged from 0% to 46.0% with an average occupancy of 92.0%. Excluding the vacated K-Mart space, the vacancy rates range from 0% to 4.0% with an average occupancy of 98.6% Retail rents averaged $13.48 per square foot for the subject property's submarket. Rent growth within the submarket is expected to remain flat. The appraiser concluded a market rent of $18.00 per square foot for the in-line space.
--------------------------------------------------------------------------------
(1) Certain information from the CB Richard Ellis appraisal dated November 23, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE

                 NUMBER OF   SQUARE                                % OF BASE    CUMULATIVE  CUMULATIVE %    CUMULATIVE  CUMULATIVE %
                  LEASES      FEET       % OF GLA     BASE RENT    RENT        SQUARE FEET     OF GLA        BASE RENT  OF BASE RENT
     YEAR        EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING     EXPIRING       EXPIRING     EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT             NAP        13,828        3.7%            NAP       NAP          13,828          3.7%            NAP        NAP
2003 & MTM           9        16,785        4.5         285,640       7.6%         30,613          8.2%       $285,640       7.6%
2004                13        56,206       15.1         706,877      18.7          86,819         23.4%       $992,517      26.2%
2005                 5        20,991        5.7         235,924       6.2         107,810         29.0%     $1,228,442      32.5%
2006                 5        18,210        4.9         248,988       6.6         126,020         34.0%     $1,477,429      39.1%
2007                 6         7,752        2.1         142,473       3.8         133,772         36.0%     $1,619,902      42.8%
2008                 7        66,715       18.0         656,257      17.3         200,487         54.0%     $2,276,159      60.2%
2009                 3        66,128       17.8         741,911      19.6         266,615         71.8%     $3,018,071      79.8%
2010                 1        10,800        2.9          91,800       2.4         277,415         74.7%     $3,109,871      82.2%
2011                 3         5,550        1.5          90,776       2.4         282,965         76.2%     $3,200,646      84.6%
2012                 3        83,193       22.4         517,617      13.7         366,158         98.7%     $3,718,263      98.3%
AFTER                1         5,000        1.3          65,000       1.7         371,158        100.0%     $3,783,263     100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               56       371,158      100.0%     $3,783,263     100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    30 of 61

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                 DEERFIELD MALL
--------------------------------------------------------------------------------




                      [DIRECTORY OF DEERFIELD MALL OMITTED]







                                    31 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                 DEERFIELD MALL
--------------------------------------------------------------------------------





                [MAP OF AREA SURROUNDING DEERFIELD MALL OMITTED]






                                    32 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6






                      [THIS PAGE INTENTIONALLY LEFT BLANK]








                                    33 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6


--------------------------------------------------------------------------------
                             SHELBYVILLE ROAD PLAZA
--------------------------------------------------------------------------------




                 [THREE PHOTOS OF SHELBYVILLE ROAD PLAZA OMITTED]







                                    34 of 61

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                             SHELBYVILLE ROAD PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:       $31,150,000
CUT-OFF PRINCIPAL BALANCE:        $31,150,000
% OF POOL BY IPB:                 3.0%
LOAN SELLER:                      JPMorgan Chase Bank
BORROWER:                         Shelbyville Road Plaza LLC
SPONSOR:                          J. Scott Hagan and H. Benton Seay
ORIGINATION DATE:                 4/30/2003
INTEREST RATE:                    6.0000%
INTEREST ONLY PERIOD:             10 months
MATURITY DATE:                    3/1/2022
AMORTIZATION TYPE:                Fully
ORIGINAL AMORTIZATION:            216
REMAINING AMORTIZATION:           216
CALL PROTECTION:                  L(24),Def(174),O(25)
CROSS-COLLATERALIZATION:          NAP
LOCK BOX:                         Hard
ADDITIONAL DEBT:                  Permitted
ADDITIONAL DEBT TYPE:             Mezzanine (Future)
LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                            Single Asset
ASSET/PORTFOLIO:
TITLE:                            Fee
PROPERTY TYPE:                    Anchored Retail
SQUARE FOOTAGE:                   250,057
LOCATION:                         Louisville, KY
YEAR BUILT/RENOVATED:             1955/2001
OCCUPANCY:                        100.0%
OCCUPANCY DATE:                   2/14/2003
NUMBER OF TENANTS:                30
HISTORICAL NOI:
                 2001:            $2,204,202
                 2002:            $3,297,465
                 2003:            $3,297,465 (TTM as of 12/31/2002)
UW NOI:                           $3,599,289
UW NET CASH FLOW:                 $3,436,752
APPRAISED VALUE:                  $40,500,000
APPRAISAL DATE:                   1/13/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY
                                    -------------- ---------------
                  Taxes:               $85,824          $9,536
                  Insurance:                $0          $5,160
                  TI/LC:                    $0              $0(1)
                  CapEx:                    $0              $0(1)
                  Environmental:       $75,500              $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:   $125
CUT-OFF DATE LTV:       76.9%
MATURITY LTV:           1.5%
UW DSCR:                1.21x
--------------------------------------------------------------------------------
(1) TI/LC collections will commence in January 2004 in monthly installments capped at $350,000. Replacement reserve collections will commence in January 2004 in monthly amounts of $2,715 without a capped amount.

------------------------------------------------------------------------------------------------------------------------------------
                                                         MAJOR TENANTS
                                                                                                                          LEASE
                                                                        SQUARE      % OF                                EXPIRATION
  TENANT NAME                PARENT COMPANY           MOODY'S/S&P(2)     FEET        GLA    SALES PSF   BASE RENT PSF      YEAR
------------------------------------------------------------------------------------------------------------------------------------
LINENS & THINGS     Linens `n Things, Inc. (NYSE: LIN)    NR/NR         35,273      14.1%      N/A         $15.25          2012
CIRCUIT CITY        Circuit City Stores, Inc. (NYSE: CC)  NR/NR         35,250      14.1%      N/A         $16.00          2016
WILD OATS           Wild Oats Market, Inc. (NSDQ:OATS)    NR/NR         28,489      11.4%      N/A         $14.00          2022
HAWLEY-COOKE        Hawley-Cooke                          NR/NR         26,302      10.5%      N/A         $15.00          2008
USPS                United States Postal Service          NR/NR         21,600       8.6%      N/A         $15.50          2006
------------------------------------------------------------------------------------------------------------------------------------

(2) Ratings provided are the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    35 of 61

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                             SHELBYVILLE ROAD PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The borrowing entity, Shelbyville Road Plaza LLC, is controlled by two (2) principals: J. Scott Hagan and H. Benton Seay. Mr. Hagan, who directly owns a 20% stake and controls another 69% of the borrowing entity through a Kentucky LP for the benefit of family trusts, has over 20 years of real estate experience as both an attorney and a developer. Although the property comprises the largest real asset in Mr. Hagan's holdings, he is a fee developer for Lowes Home Improvement Centers in the region and has built several stores for this retailer. Mr. Seay controls a 10.0% stake in the borrowing entity and presents over 15 years of real estate management and leasing experience.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The subject property is a 250,000 square feet class A community shopping center located at the southwest corner of Shelbyville Road and Bowling Boulevard in Louisville, Jefferson County, Kentucky, approximately ten miles east of Louisville's Central Business District. The property is situated on approximately 17.27 acres. Ingress and egress is available to the site via three curb cuts from Shelbyville Road and one from Bowling Boulevard. The Mall at St. Matthews, adjacent to the subject property, is Louisville's largest mall, containing approximately 1.3 million square feet. The subject property's neighborhood is considered Louisville's premier shopping location. The subject property's neighborhood has excellent accessibility with I-264 just to the east of the subject property. Shelbyville Road provides primary access to the immediate neighborhood and is a primary corridor that bisects the neighborhood in a east-west direction. The I-264 beltway runs in a north-south direction and provides access to all areas of metro Louisville.

The subject property is anchored by Linens n' Things, Circuit City and Wild Oats Markets. Linens 'n Things occupies 35,273 square feet. Linens 'n Things is one of the leading, national large-format retailers of home textiles, housewares and decorative home accessories. As of January 2003, the Company operated 391 stores in 45 states and four Canadian provinces. Circuit City occupies 35,250 square feet. Circuit City is a national retailer of brand-name consumer electronics, personal computers and entertainment software. Circuit City operates over 600 superstores throughout the United States. Wild Oats Markets occupies 28,489 square feet. Wild Oats Markets is a natural food supermarket chain in North America. The company operates over 102 stores in 23 states and British Columbia under several names. Store sizes range from 2,700 to 45,000 square feet and feature natural alternatives for virtually every product category found in conventional supermarkets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
Shelbyville Road Plaza is located in the Northeast Jefferson County submarket of Louisville MSA. The Shelbyville Road corridor serves the Louisville MSA as the premier retail destination. As of June 2002, the Louisville MSA had a retail inventory of 15.5 million square feet and occupancy of 87.4%. The subject property's submarket contained over 3.1 million square feet of retail space with an average occupancy of 90.6% and rent of $13.32 per square foot.

The Mall at St. Matthews and Oxmoor Center, Louisville's two most prominent shopping malls, are located within one-half mile of each other and the subject property. In addition to the malls, the subject property's neighborhood is well represented by a number of neighborhood and regional shopping centers. The neighborhood also contains approximately 3.0 million square feet of office space, the largest concentration of suburban office space within the Louisville MSA. Based on the recent trends in absorption and the lack of announced significant new construction, current conditions at comparable properties, market rates, and the subject property's superior location, the appraiser concluded a vacancy rate of 5.0% for the subject property, inclusive of collection loss risks.
--------------------------------------------------------------------------------
(1) Certain information from the CB Richard Ellis appraisal dated January 13, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

------------------------------------------------------------------------------------------------------------------------------------
                                                        LEASE ROLLOVER SCHEDULE

                NUMBER OF   SQUARE                               % OF BASE    CUMULATIVE   CUMULATIVE %   CUMULATIVE    CUMULATIVE %
                 LEASES      FEET     % OF GLA     BASE RENT       RENT      SQUARE FEET      OF GLA       BASE RENT    OF BASE RENT
     YEAR       EXPIRING   EXPIRING   EXPIRING     EXPIRING      EXPIRING     EXPIRING       EXPIRING      EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT             NAP           0       0.0%            NAP         NAP             0           0.0%            NAP         NAP
2003 & MTM           5       9,999       4.0%        187,111        4.7%         9,999           4.0%       $187,111        4.7%
2004                 2      20,516       8.2%        326,514        8.3%        30,515          12.2%       $513,625       13.0%
2005                 4       7,363       2.9%        157,550        4.0%        37,878          15.1%       $671,174       17.0%
2006                 6      53,585      21.4%        673,870       17.1%        91,463          36.6%     $1,345,044       34.1%
2007                 3      11,733       4.7%        242,763        6.1%       103,196          41.3%     $1,587,807       40.2%
2008                 3      33,372      13.3%        535,429       13.6%       136,568          54.6%     $2,123,236       53.8%
2009                 1       2,039       0.8%         46,896        1.2%       138,607          55.4%     $2,170,132       55.0%
2010                 1       5,050       2.0%        101,000        2.6%       143,657          57.4%     $2,271,132       57.5%
2011                 1       7,388       3.0%        140,372        3.6%       151,045          60.4%     $2,411,504       61.1%
2012                 1      35,273      14.1%        537,913       13.6%       186,318          74.5%     $2,949,417       74.7%
AFTER                3      63,739      25.5%        999,846       25.3%       250,057         100.0%     $3,949,263      100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               30     250,057     100.0%     $3,949,263      100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    36 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                             SHELBYVILLE ROAD PLAZA
--------------------------------------------------------------------------------






                  [DIRECTORY OF SHELBYVILLE ROAD PLAZA OMITTED]



                                    37 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                             SHELBYVILLE ROAD PLAZA
--------------------------------------------------------------------------------




            [MAP OF AREA SURROUNDING SHELBYVILLE ROAD PLAZA OMITTED]






                                    38 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6










                      [THIS PAGE INTENTIONALLY LEFT BLANK]









                                    39 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                641 SIXTH AVENUE
--------------------------------------------------------------------------------






                    [TWO PHOTOS OF 641 SIXTH AVENUE OMITTED]








                                    40 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                641 SIXTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:       $29,000,000
CUT-OFF PRINCIPAL BALANCE:        $28,885,324
% OF POOL BY IPB:                 2.8%
LOAN SELLER:                      CIBC Inc.
BORROWER:                         641 LLC
SPONSOR:                          Richard S. Berry and The Durst
                                  Buildings Corporation
ORIGINATION DATE:                 3/14/2003
INTEREST RATE:                    5.6700%
INTEREST ONLY PERIOD:             NAP
MATURITY DATE:                    4/1/2013
AMORTIZATION TYPE:                ARD
ORIGINAL AMORTIZATION:            360
REMAINING AMORTIZATION:           356
CALL PROTECTION:                  L(24),Def(88),O(4)
CROSS-COLLATERALIZATION:          NAP
LOCK BOX:                         Springing
ADDITIONAL DEBT:                  NAP
ADDITIONAL DEBT TYPE:             NAP
LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Single Asset
TITLE:                            Fee
PROPERTY TYPE:                    CBD Office
SQUARE FOOTAGE:                   157,552
LOCATION:                         New York, NY
YEAR BUILT/RENOVATED:             1898/2001
OCCUPANCY:                        100.0%
OCCUPANCY DATE:                   6/30/2003
NUMBER OF TENANTS:                10
HISTORICAL NOI:
                 2001:            $3,060,410
                 2002:            $3,390,576 (11 months ended 11/30/2002)
                 2003:            NAV
UW NOI:                           $2,987,905
UW NET CASH FLOW:                 $2,719,440
APPRAISED VALUE:                  $38,900,000
APPRAISAL DATE:                   12/6/2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                        INITIAL        MONTHLY

             Taxes:                     $385,417        $77,083
             Insurance:                  $29,748         $2,704
             TI/LC:                     $422,917        $22,917
             CapEx:                       $3,151         $3,151
             Jack Morton Reserve(1):  $2,500,000             $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:   $183
CUT-OFF DATE LTV:       74.3%
MATURITY LTV:           62.6%
UW DSCR:                1.35x
--------------------------------------------------------------------------------
(1) The Borrower has delivered a $2,500,000 letter of credit as additional security and is required to maintain such a letter of credit, until such time as Jack Morton Worldwide, Inc. has exercised its option to renew its lease by October 31, 2003 or a replacement tenant has signed a new lease for the Jack Morton Worldwide, Inc. space for a term not less than 5 years at a rent of not less than that payable under the renewal option of the Jack Morton Worldwide, Inc. lease; and Borrower provides an estoppel from Jack Morton Worldwide, Inc. (or its replacement tenant) that it is in possession, conducting business, paying rent and no defaults exists.

------------------------------------------------------------------------------------------------------------------------------------
                                                          MAJOR TENANTS

                                                                             SQUARE     % OF              BASE RENT       LEASE
           TENANT NAME                PARENT COMPANY         MOODY'S/S&P(2)   FEET      GLA     SALES PSF    PSF     EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
THE THORNTON TOMASETTI GROUP    The Thornton Tomasetti Group      NAP        39,976    25.4%       N/A      $17.56        2006
JACK MORTON PRODUCTIONS         Interpublic Group of            Baa3/BB+     31,730    20.1%       N/A      $21.28        2005
                                Companies
------------------------------------------------------------------------------------------------------------------------------------

(2) Ratings provided are the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    41 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                641 SIXTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The subject property is under the ownership of 641 LLC, which is a single purpose entity under the control of its only member Urbicum Associates, LP (100%), whose general partner is 641 Sixth Corp (1.0%), and its limited partners are The Durst Building Corporation (44.5%) and Z/S Associates (54.5%). 641 Sixth Corp. is controlled by Z/S Associates (50%) and The Durst Building Corporation (50%). Z/S Associates is 50% owned by Bernard Selz and 50% owned by Zuberry Associates, LLC, which is under the control of Mr. Richard Berry (50%) and Anthony Zunnino, III (50%). The Durst Building Corporation is under the control of 13 trusts benefiting Durst family members, all under the direct control of Mr. Douglas Durst.

Mr. Berry and Mr. Zunnino are experienced owners and operators of commercial real estate with over 40 years of combined real estate experience. Mr. Berry and Mr. Zunnino are the sole partners of Zuberry Associates, a private commercial real estate investment firm that specialize in loft buildings. Mr. Durst, is a an experienced owner and operator of commercial real estate throughout New York City with over 15 years of commercial real estate experience. Mr. Durst is the President of the Durst Organization Inc., a private commercial real estate investment firm. The Durst organization current holdings include nine office towers encompassing more than 6.5 million square feet in midtown Manhattan, along Third Avenue, Avenue of the Americas, and Time Square.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The subject property consists of an eight-story class "B" office building containing 157,552 square feet of net rentable space, within the Borough of Manhattan. The subject property was originally constructed in 1898, and it was significantly renovated in 1984, as well as in 2001. The subject property's 157,552 square feet is broken-down to include a 25,000 square foot health club, 3,400 square feet of ground floor retail, and 129,152 square feet of office space. Major tenants at the subject property include: The Thorton Tomasetti Group (39,976 square feet; 25.4% of the NRA), Jack Morton Productions (31,730 square feet; 20.1% of the NRA), and Jack LaLanne Gyms (Bally's occupies the space under the original lease terms as Bally's and Jack LaLanne Gyms are affiliated companies) (25,000 square feet; 15.9% of the NRA).

The subject property is managed by Olmstead Properties, Inc, a full service real estate company that owns and manages over thirty income producing properties totaling approximately three million square feet and specializes in the management, leasing and development of New York City office properties.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The subject is specifically located in the Manhattan neighborhood of Chelsea, which is mixed-use and predominantly residential in character, yet it has significant industrial and commercial components along its northern, eastern and western boundaries. Chelsea has a total of 87 office buildings and 14,676,591 square feet of net rentable space.

The subject property is located within the Midtown South submarket (91.044 million square feet of net rentable space), which represents approximately 25% of the total available space in Manhattan. Within the submarket there is currently 68,000 square feet of class "B" office space under construction.
--------------------------------------------------------------------------------
(1) Select market information from appraisal done by the Leitner Group as of December 6, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

              NUMBER OF    SQUARE                                % OF BASE    CUMULATIVE   CUMULATIVE %   CUMULATIVE    CUMULATIVE %
               LEASES       FEET     % OF GLA      BASE RENT       RENT      SQUARE FEET      OF GLA       BASE RENT    OF BASE RENT
     YEAR     EXPIRING    EXPIRING   EXPIRING      EXPIRING      EXPIRING     EXPIRING       EXPIRING      EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT              NAP           0       0.0%            NAP         NAP             0           0.0%            NAP            NAP
2003 & MTM            0           0      0.0               $0        0.0%             0           0.0%             $0           0.0%
2004                  0           0      0.0                0       0.0               0           0.0%             $0           0.0%
2005                  3      70,176     44.5        1,507,742      33.3          70,176          44.5%     $1,507,742          33.3%
2006                  4      41,976     26.6          997,760      22.0         112,152          71.2%     $2,505,502          55.3%
2007                  0           0      0.0                0       0.0         112,152          71.2%     $2,505,502          55.3%
2008                  0           0      0.0                0       0.0         112,152          71.2%     $2,505,502          55.3%
2009                  0           0      0.0                0       0.0         112,152          71.2%     $2,505,502          55.3%
2010                  0           0      0.0                0       0.0         112,152          71.2%     $2,505,502          55.3%
2011                  2      20,400     12.9        1,159,750      25.6         132,552          84.1%     $3,665,252          81.0%
2012                  0           0      0.0                0       0.0         132,552          84.1%     $3,665,252          81.0%
AFTER                 1      25,000     15.9          862,500      19.0         157,552         100.0%     $4,527,752         100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                10     157,552     100.0%     $4,527,752      100.0%       157,552         100.0%      4,527,752         100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    42 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                641 SIXTH AVENUE
--------------------------------------------------------------------------------





               [MAP OF AREA SURROUNDING 641 SIXTH AVENUE OMITTED]







                                    43 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                         TICES CORNER RETAIL MARKETPLACE
--------------------------------------------------------------------------------




            [THREE PHOTOS OF TICES CORNER RETAIL MARKETPLACE OMITTED]




                                    44 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                         TICES CORNER RETAIL MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:       $25,000,000
CUT-OFF PRINCIPAL BALANCE:        $24,924,691
% OF POOL BY IPB:                 2.4%
LOAN SELLER:                      JPMorgan Chase Bank
BORROWER:                         WS Tice's Corner Marketplace L.L.C.
SPONSOR:                          B. Lance Sauerteig and David A.
                                  Waldman
ORIGINATION DATE:                 4/16/2003
INTEREST RATE:                    5.4700%
INTEREST ONLY PERIOD:             NAP
MATURITY DATE:                    5/1/2013
AMORTIZATION TYPE:                Balloon
ORIGINAL AMORTIZATION:            360
REMAINING AMORTIZATION:           357
CALL PROTECTION:                  L(24),Def(89),O(4)
CROSS-COLLATERALIZATION:          NAP
LOCK BOX:                         NAP
ADDITIONAL DEBT:                  NAP
ADDITIONAL DEBT TYPE:             NAP
LOAN PURPOSE:                     Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                           Single Asset
ASSET/PORTFOLIO:
TITLE:                           Fee
PROPERTY TYPE:                   Retail
SQUARE FOOTAGE:                  119,114
LOCATION:                        Woodcliff Lake, NJ
YEAR BUILT/RENOVATED:            2001/NAP
OCCUPANCY:                       100.0%
OCCUPANCY DATE:                  4/1/2003
NUMBER OF TENANTS:               20
HISTORICAL NOI:
                 2001:           NAP
                 2002:           NAP
                 2003:           $2,874,146  (TTM as of 2/28/2003)
UW NOI:                          $2,731,690
UW NET CASH FLOW:                $2,514,921
APPRAISED VALUE:                 $34,000,000
APPRAISAL DATE:                  3/13/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY
                                    -------------- ---------------
                        Taxes:         $40,400        $40,400
                        Insurance:     $27,500         $2,500
                        TI/LC:              $0             $0
                        CapEx:              $0           $993
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:   $209
CUT-OFF DATE LTV:       73.3%
MATURITY LTV:           61.4%
UW DSCR:                1.48x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            MAJOR TENANTS
                                                                                                                             LEASE
                                                                   MOODY'S/      SQUARE    % OF               BASE RENT   EXPIRATION
        TENANT NAME                    PARENT COMPANY               S&P(1)        FEET      GLA    SALES PSF     PSF         YEAR
------------------------------------------------------------------------------------------------------------------------------------
The Gap                     The Gap, Inc. (NYSE: GPS)               Ba2/BB+      11,500     9.7%     $399       $23.00       2010
Anthropologie, Inc          Urban Outfitters, Inc. (NYSE: URBN)      NR/NR       11,463     9.6%     $343       $25.50       2012
Pier 1 Imports              Pier 1 Imports, Inc. (NYSE: PIR)       Baa3/BBB-      9,460     7.9%     N/A        $27.00       2012
Pottery Barn                Pottery Barn                             NR/NR        9,410     7.9%     $310       $23.00       2014
Express                     Limited Brands (NYSE:LTD)              Baa1/BBB+      7,500     6.3%     $193       $27.00       2012
Talbots                     Talbots Inc (NYSE:TLB)                   NR/NR        7,347     6.2%     $295       $27.00       2012
J. Crew                     J. Crew Group                            NR/NR        7,318     6.1%     $192       $27.00       2012
The Bombay Company, Inc.    The Bombay Company, Inc. (NYSE:TLB)      NR/NR        7,280     6.1%     $189       $27.00       2011
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratings provided are the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease

                                    45 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                         TICES CORNER RETAIL MARKETPLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
WS Tice's Corner Marketplace L.L.C is the borrowing entity and is structured with 3 Class A voting members and 14 Class B voting members. The three Class A members hold 8% of the ownership and Class B members the remaining 92%. Peter Werth is a Class B member and the only participant with over 20% ownership. Mr. Werth owns 58% of the borrowing entity. Mr Werth is President of Chemwerth, a full service Active Pharmaceutical Ingredient supplier specializing in oral, injectable, topical and veterinary products.

All of the Class A members are owned or controlled directly or indirectly by David Waldman and Lance Sauerteig. The largest Class A member is Waldman Associates Limited Partnership (4.5%). WS Tices Corner Marketplace Inc. is the Managing Member, owns 1% of the ownership and is owned 50% by David Waldman and 50% by Lance Sauerteig. Both Mr. Sauerteig and Mr Waldman signed the guaranty of the non-recourse carveouts. The borrowing entity purchased the property in July 2002 for $32.9 million plus closing costs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
Tice's Corner Marketplace is a 119,114 square foot shopping center that is 100% occupied with 20 tenants, most with a strong national presence. The property is located on Chestnut Ridge Road and has 1,000 feet of linear frontage. The property can be accessed on three sides through six entrances. Chestnut Ridge Road is a 2-4 lane commercial corridor that traverses several affluent communities in a north/south direction and generally parallels the Garden State Parkway. The Garden State Parkway is 1/4 mile east of the subject property and I-87/287 is 3-miles north of the subject property. Both are major limited access corridors in the region. Immediately to the south of the subject property is a site approved for 68 luxury townhouses with construction expected to start in the fall of 2003. Immediately to the west is a proposed 210,000 SF Class A office property. To the north is 300,000 SF of existing Class A offices. Over
3.5 million SF of office space is within a 1.5-mile radius of the subject property.

Seventeen of the 20 tenants are national retailers occupying 93% of the space and generating 93% of the base rent. National tenants include The Gap, J. Crew, Banana Republic, Victoria's Secret, Pier 1, The Pottery Barn, Williams Sonoma and Apple Computer. Property construction was completed in November 2001. The Gap, Inc. (GPS - NYSE) occupies 11,500 square feet. The Gap, Inc. is a global specialty retailer operating stores selling casual apparel, personal care and other accessories for men, women and children under the Gap, Banana Republic and Old Navy brands. Urban Outfitters, Inc. (URBN - NASDQ) occupies 11,463 square feet. Urban Outfitters, Inc. is an innovative specialty retailer and wholesaler which offers a variety of lifestyle merchandise through 53 Urban Retail stores, 39 Anthropologie stores, a catalog, a website, and Free People, the Company's wholesale division. Pier 1 Imports, Inc. (PIR - NYSE) occupies 9,460 square feet. Pier 1 Imports, Inc. and its subsidiaries are engaged in a specialty retail business consisting of three chains of retail stores operating under the names Pier 1 Imports, The Pier and Cargo, selling a wide variety of furniture, decorative home furnishings, dining and kitchen goods, bath and bedding accessories and other specialty items for the home. As of March 2003, the Company operated 866 Pier 1 Imports stores in 48 states of the United States and 44 Pier 1 Imports stores in five Canadian provinces.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The subject property is located in the South/West Bergen County submarket. In the first quarter of 2003 per REIS, a real estate research firm, the vacancy rate was 3.1%, down from the fourth quarter of 2002 at 4.6%. For properties built after 1994, the vacancy rate was 0%. The rental rates in the first quarter of 2003 have a mean value of $23.72 per square foot with properties built after 1994 having a mean asking rent of $35 per square foot. The $23.72 per square foot mean value represents an increase over the year-end 2002 of $23.13 per square foot. The vacancy is low due to high barriers of entry. The submarket is generally fully developed, which precludes any new retail development.

A survey of over one million square feet of retail development in the North Bergen County submarket found a 3% vacancy, with most centers close to 100% occupancy.
--------------------------------------------------------------------------------
(1) Certain information from the CB Richard Ellis appraisal dated March 13, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

------------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

             NUMBER OF    SQUARE                                % OF BASE   CUMULATIVE     CUMULATIVE %  CUMULATIVE     CUMULATIVE %
              LEASES       FEET      % OF GLA       BASE RENT      RENT     SQUARE FEET       OF GLA      BASE RENT     OF BASE RENT
     YEAR    EXPIRING    EXPIRING    EXPIRING       EXPIRING     EXPIRING    EXPIRING        EXPIRING     EXPIRING        EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT             NAP           0      0.0%             NAP       NAP              0           0.0%            NAP            NAP
2003 & MTM           0           0      0.0               $0        0.0%            0           0.0%             $0           0.0%
2004                 0           0      0.0                0       0.0              0           0.0%             $0           0.0%
2005                 0           0      0.0                0       0.0              0           0.0%             $0           0.0%
2006                 0           0      0.0                0       0.0              0           0.0%             $0           0.0%
2007                 0           0      0.0                0       0.0              0           0.0%             $0           0.0%
2008                 0           0      0.0                0       0.0              0           0.0%             $0           0.0%
2009                 0           0      0.0                0       0.0              0           0.0%             $0           0.0%
2010                 2      17,995     15.1          413,885      13.2         17,995          15.1%       $413,885          13.2%
2011                 5      19,868     16.7          545,774      17.4         37,863          31.8%       $959,659          30.6%
2012                11      67,326     56.5        1,846,981      58.8        105,189          88.3%     $2,806,640          89.4%
AFTER                2      13,925     11.7          333,820      10.6        119,114         100.0%     $3,140,460         100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               20     119,114     100.0%     $3,140,460      100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    46 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                         TICES CORNER RETAIL MARKETPLACE
--------------------------------------------------------------------------------



             [DIRECTORY OF TICES CORNER RETAIL MARKETPLACE OMITTED]



                                    47 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                         TICES CORNER RETAIL MARKETPLACE
--------------------------------------------------------------------------------


        [MAP OF AREA SURROUNDING TICES CORNER RETAIL MARKETPLACE OMITTED]








                                    48 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6



                      [THIS PAGE INTENTIONALLY LEFT BLANK]






                                    49 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                919 MARKET STREET
--------------------------------------------------------------------------------







                   [THREE PHOTOS OF 919 MARKET STREET OMITTED]








                                    50 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                919 MARKET STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $23,000,000
CUT-OFF PRINCIPAL BALANCE:           $22,956,879
% OF POOL BY IPB:                    2.2%
LOAN SELLER:                         CIBC Inc.
BORROWER:                            919 Market Street, L.L.C. and Twining
                                     919 Market Street, LLC
SPONSOR:                             William Glazer
ORIGINATION DATE:                    5/12/2003
INTEREST RATE:                       5.8900%
INTEREST ONLY PERIOD:                None
MATURITY DATE:                       6/1/2013
AMORTIZATION TYPE:                   ARD
ORIGINAL AMORTIZATION:               360
REMAINING AMORTIZATION:              358
CALL PROTECTION:                     L(24),Def(90),O(4)
CROSS-COLLATERALIZATION:             NAP
LOCKBOX:                             Springing
ADDITIONAL DEBT (TYPE):              NAP
LOAN PURPOSE:                        Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                               Single Asset
ASSET/PORTFOLIO:
TITLE:                               Fee
PROPERTY TYPE:                       Office
SQUARE FOOTAGE:                      220,587
LOCATION:                            Wilmington, DE
YEAR BUILT/RENOVATED:                1965/2003
TOTAL OCCUPANCY:                     91.2%
OCCUPANCY DATE:                      5/8/2003
NUMBER OF TENANTS:                   66
HISTORICAL NOI:
                 2001:               $1,912,760
                 2002:               $2,013,299
                 2003:               $2,154,051 (TTM as of 2/28/2003)
UW NOI:                              $2,491,173
UW NET CASH FLOW:                    $2,240,243
APPRAISED VALUE:                     $28,800,000
APPRAISAL DATE:                      2/19/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                            INITIAL        MONTHLY
                                          -------------- ---------------
           Taxes:                           $258,250        $23,199
           Insurance:                        $58,494         $4,500
           TI/LC:                            $23,333        $23,333
           CapEx:                             $3,667         $3,667
           Performance Reserve(1):          $750,000             $0
           Citizen's Leasing Reserve(2):     $82,764             $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:        $104
CUT OFF DATE LTV:            79.7%
MATURITY DATE LTV:           67.5%
UW DSCR:                     1.37x
--------------------------------------------------------------------------------
(1) At closing, the lender held back $750,000 as a "Performance Reserve" that will be released no sooner than six months after closing when certain leasing hurdles are met.

(2) The Borrower recently negotiated for a lease extension with Citizen's Bank for 7,260 square feet for fifteen years at $24.30/sf. The base rent is scheduled to increase to $24.30/sf on May 1, 2004, and, in the meantime, the Borrower is required to provide the difference between the actual rent and $24.30/ft in the form of a letter of credit, which will be released once the tenant begins paying the increased rent.

------------------------------------------------------------------------------------------------------------------------------------
                                                      SIGNIFICANT TENANTS

                                                         MOODY'S/        SQUARE
     TENANT NAME                 PARENT COMPANY           S&P(3)          FEET      % OF GLA   BASE RENT PSF   LEASE EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
CITIZEN'S BANK          Royal Bank of Scotland            Aa1/AA-        27,023       12.3%       $18.14            2006/2019
PACHULSKI STANG         Pachulski Stang                    NAP           23,707       10.7%       $22.38              2006
MORGAN STANLEY DW       Morgan Stanley, Inc.              Aa3/A+         22,358       10.1%       $20.75              2013
------------------------------------------------------------------------------------------------------------------------------------

(3) Ratings provided are the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                919 MARKET STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The borrowing entities are both single-purpose, bankruptcy remote entities. The sponsor of the Borrower, William Glazer is also the President and co-founder of Keystone Properties Group and has over 12 years of experience in commercial real estate. Mr. Glazer founded the firm in 1991 as a real estate brokerage and has since grown the firm into a full service real estate firm. The Company's operations include asset management, property management, and construction management and ownership of ten properties in the Philadelphia MSA (nine office properties and one flex property), which total over 1.0 million square feet.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The subject property is a 220,587 square foot 18-story office building located on a 0.34-acre parcel of land in Wilmington, DE. The improvements were constructed in 1965 and were most recently renovated during 2003. The subject property is currently 91.2% leased with a strong mix of national and regional tenants, including Citizen's Bank, Morgan Stanley DW (both are subsidiaries of "A" rated companies), the US Government and GEICO (both rated "AAA"). Furthermore, Citizen's Bank (or a predecessor company) has been a tenant at the subject property since 1965, when the subject property was originally constructed.

The property manager, Keystone Properties Group, Inc. ("Keystone"), is an affiliated entity of the Borrower. Keystone's operations include asset management, property management, and construction management and ownership of ten properties in the Philadelphia MSA (nine office properties and one flex property), which total over 1.0 million square feet.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The subject property is located in Rodney Square area of the Wilmington, DE CBD. Rodney Square is located one block north of the subject property and is bound by King Street to the east, 10th Street to the south, 11th Street to the north, and Market Street to the west. In total the Wilmington CBD contains approximately
8.1 million square feet of office space located in 129 office buildings. The Class A office market contains 5,329,501 square feet of space. There has been no new space added to the Class A inventory since 1999 and the vacancy rate has declined from 21.6% at the end of the first quarter of 2000 to 15.7% currently. The average asking rent for Class A space in the sub-market has grown from $18.53/sf in 2000 to $22.68/sf currently. Since the end of 2000 the Class A market has had positive absorption every year, totaling 298,452 square feet over the past three years.
--------------------------------------------------------------------------------
(1) Select information taken from appraisal done by Integra Realty Resources dated February 19,2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

------------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE
            NUMBER OF   SQUARE                               % OF BASE     CUMULATIVE    CUMULATIVE %    CUMULATIVE    CUMULATIVE %
             LEASES      FEET       % OF GLA    BASE RENT       RENT       SQUARE FEET      OF GLA        BASE RENT    OF BASE RENT
     YEAR   EXPIRING   EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING       EXPIRING       EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT          NAP     19,399         8.8%            NAP        NAP           19,399           8.8%            NAP            NAP
2003 & MTM        2      3,024         1.8         $77,557        1.9%          22,423          10.2%         77,557           1.9%
2004             30     39,063        17.7         748,222       18.1           61,486          27.9%        825,779          20.0%
2005              9     19,249         8.7         379,115        9.2           80,735          36.6%      1,204,894          29.2%
2006              9     46,086        20.9         933,371       22.6          126,821          57.5%      2,138,265          51.8%
2007              5     11,736         5.3         258,650        6.3          138,557          62.8%      2,396,915          58.0%
2008              1      5,919         2.7         136,137        3.3          144,476          65.5%      2,533,052          61.3%
2009              1      9,397         4.3         202,284        4.9          153,873          69.8%      2,735,336          66.2%
2010              2     11,123         5.0         261,447        6.3          164,996          74.8%      2,996,783          72.5%
2011              2        209         0.1          23,100        0.6          165,205          74.9%      3,019,883          73.1%
2012              1      9,722         4.4         215,342        5.2          174,927          79.3%      3,235,225          78.3%
AFTER             4     45,660        20.7         895,448       21.7%         220,587         100.0%      4,130,673         100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            66    220,587       100.0%     $4,130,673      100.0%
------------------------------------------------------------------------------------------------------------------------------------


                                    52 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6


--------------------------------------------------------------------------------
                                919 MARKET STREET
--------------------------------------------------------------------------------







               [MAP OF AREA SURROUNDING 919 MARKET STREET OMITTED]






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DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                    PLAZA 48
--------------------------------------------------------------------------------









                       [THREE PHOTOS OF PLAZA 48 OMITTED]








                                    54 of 61

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6


--------------------------------------------------------------------------------
                                    PLAZA 48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:          $22,300,000
CUT-OFF PRINCIPAL BALANCE:           $22,277,294
% OF POOL BY IPB:                    2.1%
LOAN SELLER:                         CIBC Inc.
BORROWER:                            3500 48th Street Owner LLC
SPONSOR:                             Sheila Levine, Stephen Lerner,
                                     Robert Heidenberg, and Bruce
                                     Pergament (controlling the
                                     interest formerly held by the
                                     deceased Murray Pergament)
ORIGINATION DATE:                    6/23/2003
INTEREST RATE:                       5.1800%
INTEREST ONLY PERIOD:                NAP
MATURITY DATE:                       7/1/2013
AMORTIZATION TYPE:                   Balloon
ORIGINAL AMORTIZATION:               360
REMAINING AMORTIZATION:              359
CALL PROTECTION:                     L(24),Def(91),O(4)
CROSS-COLLATERALIZATION:             NAP
LOCKBOX:                             Springing
ADDITIONAL DEBT (TYPE):              NAP
LOAN PURPOSE:                        Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset
TITLE:                               Fee
PROPERTY TYPE:                       Anchored Retail
TOTAL NRA:                           129,790
LOCATION:                            Long Island City, NY
YEAR BUILT/RENOVATED:                1980/1990
TOTAL OCCUPANCY:                     100.0%
OCCUPANCY DATE:                      12/31/2002
NUMBER OF TENANTS:                   9
HISTORICAL NOI:
                 2001:               $1,437,236
                 2002:               $2,549,250
                 2003:               $2,549,250 (TTM as of 12/31/2002)
UW NOI:                              $2,444,425
UW NET CASH FLOW:                    $2,344,228
APPRAISED VALUE:                     $29,000,000
APPRAISAL DATE:                      9/10/2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                      INITIAL        MONTHLY
                                    -------------- ---------------
                  Taxes:              $154,230         $77,115
                  Insurance:           $43,141          $6,725
                  TI/LC:               $10,417         $10,417
                  CapEx:                $1,512          $1,512
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/SF:        $171
CUT-OFF DATE LTV:            76.8%
MATURITY LTV:                63.6%
UW DSCR:                     1.60x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           MAJOR TENANTS

                                                                            SQUARE     % OF               BASE RENT       LEASE
           TENANT NAME                 PARENT COMPANY      MOODY'S/S&P(1)    FEET      GLA      SALES PSF    PSF     EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL WHOLESALE LIQUIDATORS   National Wholesale               NAP       60,820     46.8%      $350     $17.26          2009
                                 Liquidators
TOYS `R US                       Toys `R Us                    Baa3/BBB-    40,834     31.4%       NAV     $25.71          2016
DAVID'S BRIDAL                   May Companies                 Baa1/BBB+    13,314     10.2%       NAV     $17.60          2009
------------------------------------------------------------------------------------------------------------------------------------

(1) Ratings provided are the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.


                                    55 of 61

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                    PLAZA 48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The borrowing entity, 3500 48th Street Owner LLC, is a single purpose entity controlled by Sheila Levine, Stephen Lerner, Robert Heidenberg, and Bruce Pergament (controlling the interest formerly held by the deceased Murray Pergament). Ms. Sheila Levine has more than 20 years of real estate experience. Messrs. Lerner and Heidenberg have been active real estate investors in the New York area for more than 20 years. Together they own and operate Lerner-Heidenberg Properties, an owner, developer and manager of in-fill shopping center and retail properties in seven states, the majority of which are in New York. The late Mr. Murray Pergament was the owner of the Pergament Home Centers, a fifty-store chain of home improvement centers. He was also the President of Pergament Investments, a real estate development and management company that owns and manages over two million square feet of commercial properties.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The subject property is a single-story, anchored shopping center containing 129,790 net rentable square feet situated in three buildings on a 6.89-acre site. Originally constructed in 1980, the subject property was purchased, renovated and re-developed in 1989 and 1990. The three subject buildings consist of two large adjoining retail strip center buildings, anchored by National Wholesale Liquidators at the eastern side of the property and Toys "R" Us at the western side of the property, and a small outparcel building built in 1990 on the site's eastern side. The outparcel is occupied by a Blimpie.

The subject property is managed by Philips International Realty Corporation ("Philips"), which is a diversified real estate firm, which is partially owned by entities controlled by Sheila Levine. Over the last two decades, Philips has accumulated a portfolio of over 150 assets of varying types including retail, office, hotels and multi-family properties. The company currently manages 40 retail properties encompassing approximately 5.1 million square feet of gross leasable area.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The subject property is located on 48th Street between Northern Boulevard and 37th Avenue in Long Island City, NY. The area has very good access to mass transit and the highway systems of New York City. The subject property's immediate competitive market area (Queensboro submarket) has a total 934,359 square feet of retail space with an average vacancy rate of 4.94%. The rental rates for the big box retail spaces in the competitive market area range from $22.46/sf to $38.91/sf with an average rate of $26.69/sf. The in-line retail spaces in the market area have rental rates ranging from $29.16/sf to $63.00/sf with an average rate of $44.48/sf.
--------------------------------------------------------------------------------
(1) Select market data has been taken from the appraisal done by Originators Resources dated September 15, 2002. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

------------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

             NUMBER OF    SQUARE                               % OF BASE    CUMULATIVE   CUMULATIVE %    CUMULATIVE    CUMULATIVE %
              LEASES       FEET     % OF GLA     BASE RENT       RENT      SQUARE FEET      OF GLA        BASE RENT    OF BASE RENT
     YEAR    EXPIRING    EXPIRING   EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING       EXPIRING       EXPIRING
------------------------------------------------------------------------------------------------------------------------------------
VACANT           NAP           0       0.0%            NAP         NAP             0           0.0%            NAP            NAP
2003 & MTM         0           0       0.0              $0        0.0%             0           0.0%             $0           0.0%
2004               1       1,020       0.8          69,491        2.4          1,020           0.8%        $69,491           2.4%
2005               2       8,080       6.2         224,004        7.8          9,100           7.0%       $293,495          10.2%
2006               0           0       0.0               0        0.0          9,100           7.0%       $293,495          10.2%
2007               1       2,550       2.0         134,892        4.7         11,650           9.0%       $428,387          14.9%
2008               0           0       0.0               0        0.0         11,650           9.0%       $428,387          14.9%
2009               2      74,134      57.1       1,284,324       44.7         85,784          66.1%     $1,712,711          59.7%
2010               0           0       0.0               0        0.0         85,784          66.1%     $1,712,711          59.7%
2011               0           0       0.0               0        0.0         85,784          66.1%     $1,712,711          59.7%
2012               2       3,172       2.4         107,928        3.8         88,956          68.5%     $1,820,639          63.4%
AFTER              1      40,834      31.5       1,050,000       36.6        129,790         100.0%     $2,870,639         100.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL              9     129,790     100.0%     $2,870,639      100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    56 of 61

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                                    PLAZA 48
--------------------------------------------------------------------------------






                   [MAP OF AREA SURROUNDING PLAZA 48 OMITTED]









                                    57 of 61

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                               2121 MARKET STREET
--------------------------------------------------------------------------------








                      [PHOTO OF 2121 MARKET STREET OMITTED]








                                    58 of 61

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                               2121 MARKET STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:          $20,240,000
CUT-OFF PRINCIPAL BALANCE:           $20,240,000
% OF POOL BY IPB:                    1.9%
LOAN SELLER:                         CIBC Inc.
BORROWER:                            2121 Market Street Associates, L.P.
SPONSOR:                             Ronald Caplan
ORIGINATION DATE:                    1/8/2003
INTEREST RATE:                       6.0500%
INTEREST ONLY PERIOD:                6 months
MATURITY DATE:                       8/1/2013
AMORTIZATION TYPE:                   ARD
ORIGINAL AMORTIZATION:               360
REMAINING AMORTIZATION:              360
CALL PROTECTION:                     L(24),Def(92),O(4)
CROSS-COLLATERALIZATION:             NAP
LOCKBOX:                             Springing
ADDITIONAL DEBT (TYPE):              NAP
LOAN PURPOSE:                        Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:              Single Asset
TITLE:                               Fee
PROPERTY TYPE:                       Multifamily
TOTAL UNITS:                         168 units (9,650 SF retail; 11,185 SF
                                     office)
LOCATION:                            Philadelphia, PA
YEAR BUILT/RENOVATED:                1914/2001
TOTAL OCCUPANCY:                     97.0%
OCCUPANCY DATE:                      5/28/2003
HISTORICAL NOI:
                 2001:               NAP
                 2002:               $465,700 (10 months ended 10/31/2002)
                 2003:               NAV
UW NOI:                              $1,981,180
UW NET CASH FLOW:                    $1,936,055
APPRAISED VALUE:                     $25,300,000
APPRAISAL DATE:                      1/1/2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------
ESCROWS/RESERVES:                       INITIAL         MONTHLY
         Taxes:                         $70,189          $5,399
         Insurance:                     $40,298          $3,358
         Engineering:                   $42,500              $0
         CapEx:                          $2,800           2,800
         Other (Holdback)(1):        $2,000,000              $0
         Other (Holdback)(2):        $2,240,000              $0
         Other (Holdback)(3):           $18,750              $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE LOAN/UNIT:        $120,476
CUT-OFF DATE LTV:              80.0%
MATURITY LTV:                  68.0%
UW DSCR:                       1.32x
--------------------------------------------------------------------------------
(1) The lender held back $2,000,000 at closing until such time that the retail tenant, Trader Joe's, takes occupancy of its leased space, is open for business, and begins paying rent.

(2) The lender held back $2,240,000 at closing based on the Borrower's ability to achieve specific levels of additional leasing on the multifamily units. The loan was structured with a six-month interest-only bridge term, during which the Borrower must maintain leasing to support a 1.20x DSCR for at least three consecutive months based on the entire loan proceeds, $20,240,000. At that time the lender will release half of the holdback or $1,120,000. If the Borrower maintains a 1.25x DSCR for a period of twelve months, on the total loan amount, Borrower will qualify for a release of the entire balance of the holdback.

(3) The lender held back $18,750 at closing for the estimated cost to complete several "punch list" items required by Daroff Design's lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                        MULTIFAMILY INFORMATION

                                                                    APPROXIMATE
                                                    AVERAGE UNIT    NET RENTABLE   % OF TOTAL     AVERAGE ASKING      AVERAGE MARKET
            UNIT MIX                NO. OF UNITS    SQUARE FEET          SF           UNITS           RENT(4)              RENT(5)
------------------------------------------------------------------------------------------------------------------------------------
ONE BEDROOM                             140              735             735           83.3%          $1,030             $1,300
TWO BEDROOM                              28            1,053           1,053           16.7%          $1,500             $1,600
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                                  168              788             788          100.0%          $1,108             $1,350
------------------------------------------------------------------------------------------------------------------------------------

(4)  Rent quoted on a monthly basis.

(5) Select market information from appraisal by Cushman & Wakefield dated November 6, 2002 (Value as of November 6, 2003).

                                    59 of 61

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                               2121 MARKET STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     SPONSOR
--------------------------------------------------------------------------------
The borrowing entity, 2121 Market Street Associates, L.P., is a single purpose entity controlled by Ronald Caplan (general partner) and Thomas Properties Group. Ronald Caplan, is an experienced real estate investor with equity positions in 54 real estate partnerships. The portfolio is comprised of 48 multifamily properties, all located in Philadelphia, which contain 4,580 units and 6 office properties.

Thomas Properties Group is a full service real estate operating company and institutional investment manager focused on the development, acquisition, operation and ownership of commercial properties throughout the United States. The company invests in Class A properties throughout the country, but primarily on the west coast and in the mid-Atlantic region.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   COLLATERAL
--------------------------------------------------------------------------------
The subject property is an eight story, 168-unit, multifamily building located in Philadelphia, PA. The subject property was originally improved in the 1920's as an industrial building. In 2001, a gut renovation of the subject property was completed and conversion to multifamily use was completed. All of the units are located on floors two through eight and the ground floor is occupied by a retail tenant, Trader Joe's East, and one commercial tenant, Daroff Design Inc. Nineteen units at the subject property are master leased to Moore College, an all girls arts college located approximately 0.5 miles from the subject property. Trader Joe's is a national specialty grocery store chain with operations in 15 states. Daroff Design, Inc. is a privately held full service Architecture & Interior Design firm.

The subject property is managed by Philadelphia Management Company, a related entity to the borrower. The firm is the largest multifamily property manager in the greater Philadelphia area and currently manages and operates over 5,000 apartments in the city (approximately 25% of the total inventory). The company manages over 50 properties within Center City, where the subject property is located and two properties outside of the city limits. The firm has five leasing offices within the city and 24-hour property maintenance crews.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MARKET(1)
--------------------------------------------------------------------------------
The subject property is located in Center City, PA, approximately four blocks east of 30th Street Station and seven blocks northwest of Rittenhouse Square, one of the cultural centers of the city. There are several Universities in the vicinity of the subject property including the University of Pennsylvania, Drexel University, and Moore College.

There are 16,440 units in Center City, which represents 9.0% of the entire Philadelphia market. Asking rents in Center City grew by 0.9% over the previous quarter and have grown at an average rate of 7.3% annually for the past five years. The overall vacancy rate in the Philadelphia market is 3.1% and the vacancy rate in Center City is 4.8%. Average rental rates within Center City range from $1,300/month for a one-bedroom to $1,600/month for a two bedroom. New construction within the city limits, more specifically within Center City, will be limited due to the lack of high-density zoned land available for new development.
--------------------------------------------------------------------------------

(1) Select market information from appraisal by Cushman & Wakefield as of November 6, 2002 (Value as of November 6, 2003). The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


                                    60 of 61

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

STRUCTURAL AND COLLATERAL TERM SHEET                            JPMCC 2003-CIBC6

--------------------------------------------------------------------------------
                               2121 MARKET STREET
--------------------------------------------------------------------------------


                                 [MAP OMITTED]



                                    61 of 61

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